Exhibit 10.15 4860-9504-1520v.1 010556.00373 CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K, BECAUSE IT IS BOTH NOT MATERIAL AND THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. IN ADDITION, CERTAIN SCHEDULES AND EXHIBITS HAVE BEEN OMITTED FROM THIS EXHIBIT PURSUANT TO ITEM 601(A)(5) OF REGULATION S-K. [OMITTED] INDICATES THAT INFORMATION HAS BEEN REDACTED. PURCHASE AND SALE AGREEMENT dated as of October 16, 2024 made by and between TREA 3010 BRIDGEPOINTE PARKWAY LLC, as Seller and CORE POWER ACQUISITIONS, LLC, as Purchaser

TABLE OF CONTENTS

ARTICLE I	SALE OF THE PROPERTY	1
1.1	Sale of Property	1
1.2	No Representations	2
1.3	No Reliance	2
1.4	Acceptance of Deed	2
1.5	"AS IS"	2
1.6	Seller Release from Liability	3
1.7	Purchaser's Waiver of Objections	5
1.8	Specific Waiver	5
1.9	Survival	6
ARTICLE II	PURCHASE PRICE	6
2.1	Purchase Price	6
ARTICLE III	DEPOSIT AND OPENING OF ESCROW	7
3.1	Deposit	7
3.2	Interest Bearing	7
3.3	Application	7
3.4	Independent Consideration	7
ARTICLE IV	CONDITIONS TO CLOSING	8
4.1	Conditions to Purchaser's Obligation to Purchase	8
4.2	Conditions to Seller's Obligation to Sell	12
4.3	No Financing Contingency	13
4.4	Failure or Waiver of Conditions Precedent	13
ARTICLE V	THE CLOSING	13
5.1	Date and Manner of Closing	13
5.2	Closing	13
5.3	Delay in Closing; Authority to Close	14
ARTICLE VI	DUE DILIGENCE PERIOD	14
6.1	Review and Approval of Documents and Materials	14
6.2	Reliability of Information	14
6.3	Due Diligence Period	14
6.4	No Termination	14
6.5	REA Estoppel Certificates	14
6.6	CC&R Estoppel	15
6.7	SNDAs	16
6.8	Service Agreements	16
6.9	Lot 5 Agreement Estoppel	16
ARTICLE VII	INSPECTIONS	16
7.1	Inspections	16

(i)

ARTICLE VIII	TITLE AND SURVEY	17
8.1	Title Documents	17
8.2	Survey	17
8.3	Title Objections	17
8.4	Title Updates	17
8.5	Encumbrances	18
8.6	Intentionally Omitted	18
8.7	Seller's Failure to Remove	18
ARTICLE IX	RISK OF LOSS	18
9.1	Casualty	18
9.2	Condemnation	19
ARTICLE X	OPERATION OF THE PROPERTY	20
10.1	Operations	20
10.2	Tenant Defaults	20
10.3	Service Agreements	20
10.4	Leases	20
10.5	Leasing Costs	21
10.6	Gap Rent	21
10.7	Purchaser Assumes Costs	21
ARTICLE XI	CLOSING PRORATIONS AND ADJUSTMENTS; PAYMENT OF CLOSING COSTS	22
11.1	General	22
11.2	Prorations	22
11.3	Rents	23
11.4	Costs Incurred Under New Leases	24
11.5	Security Deposits	25
11.6	Final Adjustment After Closing	25
11.7	Actual Number of Days	25
ARTICLE XII	DEFAULT	26
12.1	Default by Purchaser	26
12.2	Default by Seller	26
ARTICLE XIII	REPRESENTATIONS AND WARRANTIES	27
13.1	Seller's Representations and Warranties	27
13.2	Definition of Seller's Knowledge	29
13.3	Purchaser's Representations and Warranties	29
13.4	Seller Survival Period	30
13.5	Purchaser Survival Period	30
ARTICLE XIV	ESCROW PROVISIONS	31
14.1	Escrow Provisions	31

(ii)

(iii) ARTICLE XV GENERAL PROVISIONS ..............................................................................32 15.1 No Agreement Lien..........................................................................................32 15.2 Confidentiality .................................................................................................32 15.3 Headings; Incorporation...................................................................................33 15.4 Brokers .............................................................................................................33 15.5 Modifications ...................................................................................................33 15.6 Notices .............................................................................................................33 15.7 Assignment ......................................................................................................34 15.8 Further Assurances...........................................................................................34 15.9 Governing Law ................................................................................................35 15.10 Offer Only ........................................................................................................35 15.11 Access to Property Files...................................................................................35 15.12 E-mail or PDF Signatures ................................................................................35 15.13 Severability ......................................................................................................35 15.14 No Waiver ........................................................................................................35 15.15 Counterparts .....................................................................................................36 15.16 Limitation of Liability......................................................................................36 15.17 Waiver of Jury Trial .........................................................................................36 15.18 Successors and Assigns....................................................................................36 15.19 No Partnership or Joint Venture ......................................................................36 15.20 No Recordation ................................................................................................37 15.21 Designation Agreement ...................................................................................37 15.22 Section 1031 Exchanges ..................................................................................37 15.23 Seller Survival Period ......................................................................................38 15.24 Calculation of Time Periods ............................................................................39 15.25 Cyber Security Incidents ..................................................................................39 15.26 Natural Hazard Disclosure Statement ..............................................................40 15.27 3-14 Audit ........................................................................................................40 SCHEDULE 1 RULES OF CONSTRUCTION .............................................................................1 SCHEDULE 13.1(e) OUTSTANDING LEASING COSTS ..........................................................1 EXHIBIT A LEGAL DESCRIPTION............................................................................................1 EXHIBIT B SCHEDULE OF EXISTING TENANTS ..................................................................1 EXHIBIT B-1 SCHEDULE OF SECURITY DEPOSITS .............................................................1 EXHIBIT C LIST OF SERVICE AGREEMENTS ........................................................................1 EXHIBIT D FORM OF GRANT DEED ........................................................................................1 EXHIBIT E ASSIGNMENT AND ASSUMPTION AGREEMENT ............................................1 EXHIBIT F FIRPTA CERTIFICATE ............................................................................................1 EXHIBIT G BILL OF SALE ..........................................................................................................1 EXHIBIT H OWNER’S AFFIDAVIT ...........................................................................................1 EXHIBIT I TENANT ESTOPPEL CERTIFICATE ......................................................................1

(iv) EXHIBIT J CONFIDENTIALITY AGREEMENT .......................................................................1 EXHIBIT K ACCESS AGREEMENT ...........................................................................................1 EXHIBIT L TENANT NOTICE LETTER.....................................................................................2 EXHIBIT M INTENTIONALLY OMITTED ................................................................................1 EXHIBIT N INTENTIONALLY OMITTED ................................................................................1 EXHIBIT O ASSIGNMENT OF PURCHASE AND SALE AGREEMENT................................1 EXHIBIT P ASSIGNMENT AND ASSUMPTION OF OBLIGATIONS AND DEVELOPER’S RIGHTS ..........................................................................................1 EXHIBIT Q ESCROW AGREEMENT .........................................................................................1 EXHIBIT R REA ESTOPPEL CERTIFICATES ...........................................................................6

1 PURCHASE AND SALE AGREEMENT THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is dated and made as of October 16, 2024 (the “Effective Date”), by and between TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company, c/o [omitted] (“Seller”), as seller, and CORE POWER ACQUISITIONS, LLC, a Delaware limited liability company, with offices at 302 Datura Street, Suite 100, West Palm Beach, Florida 33401 (“Purchaser”), as purchaser. RECITALS A. Seller desires to sell and Purchaser desires to purchase all of Seller’s right, title and interest in and to the Property (as hereinafter defined), upon the terms and conditions set forth in this Agreement. B. Certain rules of construction for interpreting this Agreement are set forth on Schedule 1 attached hereto which is hereby incorporated in and constitutes part of this Agreement. NOW, THEREFORE, in consideration of the mutual covenants and provisions contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as set forth below. ARTICLE I SALE OF THE PROPERTY 1.1 Sale of Property. Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase, accept and assume from Seller, subject to and in accordance with the provisions of this Agreement, all of the following (collectively, the “Property”): (a) Land. That certain parcel of real property commonly known as “Bridgepointe Shopping Center” and located at 3010 Bridgepointe Parkway, San Mateo, California 94404 as more particularly described in Exhibit A attached hereto (collectively, the “Land”); (b) Appurtenances. Seller’s right, title and interest in and to all easements, licenses, privileges and other rights appurtenant to the Land (collectively, the “Appurtenances”); (c) Improvements. All buildings, improvements and other structures located on the Land (collectively, the “Improvements”); (d) Leases. Seller’s right, title and interest in and to all leases, licenses or other occupancy agreements, including all amendments thereto and guaranties thereof, affecting the Land and Improvements which are shown on Exhibit B attached hereto and any New Leases (as hereinafter defined) (collectively, the “Leases”) and any and all security deposits under the Leases;

2 (e) Fixtures and Personal Property. Seller’s right, title and interest in and to all fixtures, machinery systems, equipment and personal property owned by Seller attached or appurtenant to, located on and used in connection with the ownership, use, maintenance and operation of the Land or the Improvements (collectively, the “Fixtures and Personal Property”); (f) Service Agreements. Seller’s right, title and interest in and to all service agreements listed on Exhibit C attached hereto and any New Service Agreements (as defined in Section 10.3) (collectively, the “Service Agreements”) if and to the extent that Purchaser agrees to assume or is deemed under the provisions of Section 6.8 of this Agreement to have elected to assume any such Service Agreements; and (g) Intangible Property. Seller’s right, title and interest, if any, in and to all of the following items, to the extent related to the Land or Improvements, and to the extent assignable and without warranty: consents, licenses, approvals, certificates, permits, plans, development rights, warranties, guarantees and floor plans, plans and specifications, web sites and trademarks, if any, but expressly excluding any name or trademark containing the phrase [omitted] or any derivative of any of the foregoing, relating to the Improvements and the Fixtures and Personal Property (collectively, the “Intangible Property”). 1.2 No Representations. Except for Seller’s representations and warranties set forth in Article XIII and in the Closing Documents (as hereinafter defined) executed by Seller (collectively, “Seller’s Representations”), Seller makes no express or implied representation or warranty of any kind with respect to the Property or otherwise, and to the extent permitted by law, excludes and disclaims any and all statutory and other representations and/or warranties. 1.3 No Reliance. Purchaser agrees that except for Seller’s Representations, Purchaser is not relying on and has not relied on any statements, promises, information or representations made or furnished by Seller or by any real estate broker, agent or any other person representing or purporting to represent Seller, but rather is relying solely on its own expertise and on the expertise of its consultants and on the inspections and investigations Purchaser and its consultants have conducted or will conduct. 1.4 Acceptance of Deed. Purchaser hereby acknowledges and agrees that the acceptance of the Deed (as hereinafter defined) by Purchaser shall be deemed to be full performance and discharge of each and every agreement and obligation on the part of Seller to be performed under this Agreement except those, if any, which are herein specifically stated to survive Closing (as hereinafter defined) and the delivery of the Deed. No agreement or representation or warranty made in this Agreement by Seller will survive Closing and the delivery of the Deed, unless expressly provided otherwise in this Agreement. 1.5 “AS IS”. EXCEPT AS SPECIFICALLY SET FORTH TO THE CONTRARY IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS, PURCHASER AGREES (A) TO TAKE THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS” AND (B) THAT NO REPRESENTATIONS OR WARRANTIES ARE MADE OR RESPONSIBILITIES ASSUMED BY SELLER AS TO THE CONDITION OF THE PROPERTY, AS TO THE TERMS OF ANY LEASES, SERVICE AGREEMENTS OR OTHER DOCUMENTS OR AS TO ANY INCOME,

3 EXPENSE, OPERATION OR ANY OTHER MATTER OR THING AFFECTING OR RELATING TO THE PROPERTY, NOW OR ON THE CLOSING DATE (AS HEREINAFTER DEFINED). SUBJECT TO AND WITHOUT LIMITING PURCHASER’S RIGHTS UNDER ARTICLE IX, PURCHASER AGREES TO ACCEPT THE PROPERTY IN THE CONDITION EXISTING ON THE CLOSING DATE, SUBJECT TO ALL FAULTS OF EVERY KIND AND NATURE WHATSOEVER WHETHER LATENT OR PATENT AND WHETHER NOW OR HEREAFTER EXISTING. PURCHASER ACKNOWLEDGES THAT PURCHASER HAS EXAMINED, OR PRIOR TO CLOSING WILL EXAMINE, ALL LEASES AND SERVICE AGREEMENTS PROVIDED BY SELLER TO PURCHASER. PURCHASER ACKNOWLEDGES THAT AS OF THE CLOSING DATE, PURCHASER WILL HAVE INSPECTED THE PROPERTY AND OBSERVED ITS PHYSICAL CHARACTERISTICS AND CONDITIONS AND WILL HAVE HAD THE OPPORTUNITY TO CONDUCT SUCH FINANCIAL INVESTIGATIONS AND STUDIES ON OR OVER THE PROPERTY AND ADJACENT AREAS AS IT DEEMS NECESSARY AND, EXCEPT FOR THE EXCEPTED CLAIMS (AS HEREINAFTER DEFINED), HEREBY WAIVES ANY AND ALL OBJECTIONS TO OR COMPLAINTS REGARDING THE PROPERTY AND ITS CONDITION, INCLUDING, BUT NOT LIMITED TO, FEDERAL, STATE OR COMMON LAW-BASED ACTIONS AND ANY PRIVATE RIGHT OF ACTION UNDER STATE AND FEDERAL LAW TO WHICH THE PROPERTY IS OR MAY BE SUBJECT, INCLUDING, BUT NOT LIMITED TO, CLAIMS RELATING TO CERCLA (AS HEREINAFTER DEFINED), RCRA (AS HEREINAFTER DEFINED), TSCA (AS HEREINAFTER DEFINED), PHYSICAL CHARACTERISTICS AND EXISTING CONDITIONS, INCLUDING STRUCTURAL AND GEOLOGICAL CONDITIONS, SUBSURFACE SOIL AND WATER CONDITIONS, AND SOLID AND HAZARDOUS WASTE AND HAZARDOUS MATERIALS (AS HEREINAFTER DEFINED) ON, UNDER, ADJACENT TO OR OTHERWISE AFFECTING THE PROPERTY. PURCHASER FURTHER ASSUMES THE RISK OF CHANGES IN APPLICABLE LAWS AND REGULATIONS RELATING TO PAST, PRESENT AND FUTURE ENVIRONMENTAL CONDITIONS ON THE PROPERTY AND THE RISK THAT ADVERSE PHYSICAL CHARACTERISTICS AND CONDITIONS, INCLUDING THE PRESENCE OF HAZARDOUS MATERIALS OR OTHER CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY ITS INVESTIGATION. _____________RB_______________ SELLER’S INITIALS ____________JF___________ PURCHASER’S INITIALS 1.6 Seller Release from Liability. Except with respect to Seller’s Representations, Purchaser hereby fully and forever waives, and Seller hereby fully and forever disclaims and shall not be liable or bound in any manner by, any and all warranties, guarantees, promises, statements, representations or information of whatever type or kind with respect to the Property, whether express, implied or otherwise, including warranties of fitness for a particular purpose, tenantability, habitability or use. Purchaser agrees that: (a) Except for any Claims (as defined below) arising out of a breach or default by Seller under this Agreement (including a breach of any of Seller’s Representations

4 (“Excepted Claims”), Purchaser and anyone claiming by, through or under Purchaser hereby waives its right to recover from and fully and irrevocably releases Seller and Seller’s employees, officers, directors, trustees, shareholders, members, partners, representatives, agents, servants, attorneys, affiliates, parents, subsidiaries, successors and assigns, and all persons, firms, corporations and organizations acting in Seller’s behalf (the “Released Parties”) from any and all claims, responsibility and/or liability that it may now have or hereafter acquire against any of the Released Parties for any and all costs, losses, claims, liabilities, damages, expenses, demands, debts, controversies, claims, actions or causes of action (collectively, “Claims”) arising from or related to the condition (including any construction defects, errors, omissions or other conditions, latent or otherwise, and the presence in the soil, air, structures and surface and subsurface waters of materials or substances that have been or may in the future be deemed to be Hazardous Materials or otherwise toxic, hazardous, undesirable or subject to regulation and that may need to be specifically treated, handled and/or removed from the Property under current or future federal, state and local laws, regulations or guidelines or common law), valuation, salability or utility of the Property, condition of title to the Property, compliance with any applicable federal, state or local law, rule or regulations or common law with respect to the Property, or the Property’s suitability for any purposes whatsoever, and any information furnished by the Released Parties in connection with this Agreement. For the purpose of this Agreement: (i) the term “Hazardous Materials” shall mean any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant, infectious material or other material which is defined or regulated under any Environmental Law, and includes, without limitation, (a) mold, asbestos, polychlorinated biphenyls, and petroleum (including petroleum products or derivatives, crude oil or any fraction thereof), and (b) any material classified or regulated as “hazardous waste” pursuant to RCRA; and (ii) the term “Environmental Laws” means all federal, state, regional, county and local statutes, regulations, ordinances, rules, regulations and policies, all court and administrative orders and decrees and arbitration awards, and the common law, which pertain to environmental matters or contamination of any type whatsoever, including to those relating to the presence, manufacture, processing, use, distribution, treatment, storage, disposal, generation or transportation of Hazardous Materials; air, water (including surface water, groundwater, and stormwater) or soil (including subsoil) contamination or pollution; the presence or release (which shall include, (a) any intentional, unintentional, knowing or unknowing presence, spilling, leaking, pumping, pouring, emitting, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing any Hazardous Materials at, on or into the indoor or outdoor environment or otherwise in, onto, from or about the air, water (including surface waters and groundwater), soils, subsoils or any other surface or media on-site or off-site, and (b) the abandonment or discarding of barrels, drums, containers, underground tanks or any other receptacles ever containing any Hazardous Materials) of Hazardous Materials, protection of wildlife, endangered species, wetlands or natural resources; health and safety of employees and other persons; and notification requirements relating to the foregoing, including the following statutes, and regulations adopted thereunder: the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. § 9601 et seq. (“CERCLA”); the Solid Waste Disposal Act, as amended by the Resource Conservation Recovery Act and the Hazardous and Solid Waste Amendments of

5 1984, 42 U.S.C. § 6901 et seq. (“RCRA”); the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. § 1251 et seq.; the Clean Air Act, as amended, 42 U.S.C. § 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq. (“TSCA”); the Safe Drinking Water Act, 42 U.S.C. §§ 300f through 300j; the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq.; and the Occupational Safety and Health Act, 19 U.S.C. § 6251 et seq. (b) Except for the Excepted Claims, Purchaser agrees that under no circumstances will it make any claim against, bring any action, cause of action or proceeding against, or assert any liability upon (“Property Document Claims”), Seller, its agents, consultants, contractors, or any other persons who prepared or furnished any of the Property Documents (as hereinafter defined) (such parties, collectively, the “Property Documents Preparers”) as a result of the inaccuracy, unreliability or insufficiency of, or any defect or mistake in, any of the Property Documents (including the negligence of any Property Documents Preparer in connection with the preparation or furnishing of any of the Property Documents), and Purchaser hereby fully and forever releases, acquits and discharges Seller and each Property Documents Preparer of and from any such Property Document Claims, whether known or unknown. This release expressly includes Property Document Claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist which, if known by Purchaser, would materially affect Purchaser’s release of Seller. Nothing herein shall prevent Purchaser from pursuing any Property Document Claims against any third-party Property Document Preparers (other than the Released Parties, who shall have no liability for any Property Document Claims) in connection with any written agreement between Purchaser and such third-party Property Document Preparer or to the extent such third-party Property Documents Preparer certified a report or document directly to Purchaser. (c) To the extent permitted by law, Purchaser hereby agrees, represents and warrants that Purchaser realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and Purchaser further agrees, represents and warrants that the waivers and releases herein have been negotiated and agreed upon in light of that realization, and that Purchaser nevertheless hereby intends to release, discharge and acquit the Released Parties from any and all Claims, except for Excepted Claims. 1.7 Purchaser’s Waiver of Objections. Notwithstanding anything to the contrary herein, Purchaser and Seller acknowledge that any written disclosures or discovery made by Purchaser prior to Closing shall constitute notice to Purchaser of the matter disclosed or discovered, and Seller shall have no further liability if Purchaser thereafter consummates the transaction contemplated hereby. 1.8 Specific Waiver. Purchaser hereby expressly waives the provisions of Section 1542 of the California Civil Code, which provides:

6 A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. and all similar provisions or rules of law. In this connection and to the greatest extent permitted by law, Purchaser hereby agrees, represents and warrants that Purchaser realizes and acknowledges that factual matters known to it may have given or may hereafter give rise to Claims which are presently unknown, unanticipated and unsuspected, and Purchaser further agrees, represents and warrants that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Purchaser nevertheless hereby intends to release, discharge and acquit Seller from any such unknown Claims which might in any way be included as a material portion of the consideration given to Seller by Purchaser in exchange for Seller’s performance hereunder. Seller has given Purchaser material concessions regarding this transaction in exchange for Purchaser agreeing to the provisions of this Section 1.8. Seller and Purchaser have each initialed this Section 1.8 to further indicate their awareness and acceptance of each and every provision hereof. The provisions of this Section 1.8 shall survive Closing and the delivery of the Deed and shall not be deemed merged into the Deed or any instrument of conveyance delivered at Closing. _____________RB_______________ SELLER’S INITIALS _____________JF_______________ PURCHASER’S INITIALS 1.9 Survival. Seller and Purchaser have agreed upon the Purchase Price (defined below) relating to the Property and other provisions of this Agreement in contemplation and consideration of Purchaser’s agreeing to the provisions of Sections 1.1, 1.2, 1.3, 1.4, 1.5, 1.6, 1.7, and 1.8, which Sections shall indefinitely survive Closing and the delivery of the Deed or termination of this Agreement and shall not be deemed merged into the Deed or other documents executed and delivered by Purchaser or Seller, or both, at or in connection with Closing (the Deed together with such other documents, collectively, the “Closing Documents”). ARTICLE II PURCHASE PRICE 2.1 Purchase Price. The purchase price is ONE HUNDRED TWENTY SEVEN MILLION AND 00/100 DOLLARS ($127,000,000.00) (the “Purchase Price”). The Purchase Price, net to Seller without deduction, credit to Purchaser or expense to Seller, except as expressly provided otherwise in this Agreement, will have been deposited by Purchaser with Escrow Agent (as defined in Section 3.1) no later than the time of Closing by wire transfer of immediately available federal funds. No portion of the Purchase Price shall be allocated, nor attributable, to

7 any items of personal property. The Purchase Price must be received by Seller by 3:00 P.M. on a particular day in order for Closing to be deemed to have taken place as of such date. ARTICLE III DEPOSIT AND OPENING OF ESCROW 3.1 Deposit. Within two (2) Business Days following the Effective Date (time being of the essence) and as a condition precedent to this Agreement becoming a binding agreement between the parties, Purchaser will deposit ONE MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($1,250,000.00) (the “Initial Escrow Amount”) with Chicago Title Insurance Company, having an office at 711 Third Avenue, 8th Floor, New York, New York 10017, Attention: Matthew Bliwise, Email: matt.bliwise@ctt.com (in such capacity, “Escrow Agent”) by wire transfer of immediately available federal funds and will provide Escrow Agent with a fully completed form W-9 which provides Purchaser’s tax identification number. ONE MILLION TWO HUNDRED FORTY-NINE THOUSAND NINE HUNDRED AND 00/100 DOLLARS ($1,249,900.00) of the Initial Escrow Amount will serve as and be Purchaser’s earnest money deposit hereunder (the “Initial Deposit”), and the remaining portion of the Initial Escrow Amount will serve as and be further consideration for this Agreement (the “Independent Consideration”). If Purchaser fails to deposit the Initial Escrow Amount within the time period provided for in this Section 3.1, Seller may, in its sole discretion, at any time prior to Escrow Agent’s receipt of both the Deposit and the Independent Consideration, terminate this Agreement, in which event this Agreement shall be terminated and thereafter any portion of the Initial Escrow Amount (less the Independent Consideration) deposited with Escrow Agent, if any, shall be returned to Purchaser and neither party shall have any further rights or obligations to the other hereunder, except as otherwise set forth in this Agreement. If Purchaser does not deliver a Notice of Termination (as hereinafter defined) to Seller in accordance with Section 6.4, then within two (2) Business Days after the expiration of the Due Diligence Period, Purchaser shall deposit an additional ONE MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($1,250,000.00) with Escrow Agent (the “Additional Deposit”) by wire transfer of immediately available federal funds. The Initial Deposit together with the Additional Deposit, together with any interest thereon, are herein collectively called the “Deposit”. The Deposit shall be non-refundable at the expiration of the Due Diligence Period, except as otherwise expressly set forth herein. 3.2 Interest Bearing. The Deposit shall be held by Escrow Agent in an interest- bearing escrow account with the banking institution set forth in Section 14.1(a). All interest and income on the Deposit will be remitted to the party entitled to the Deposit pursuant to this Agreement. 3.3 Application. If Closing occurs, the Deposit will be credited against the Purchase Price at Closing. If Closing does not occur in accordance with the provisions hereof, the Deposit shall be delivered to the party entitled to the Deposit, as provided in this Agreement. In all events, the Deposit shall be held in escrow by Escrow Agent, in trust in accordance with the provisions of Article XIV. 3.4 Independent Consideration. The Independent Consideration shall not be part of, and shall be in addition to, the Deposit and the Purchase Price (regardless of whether the

8 Independent Consideration is delivered to Escrow Agent as part of the same wire transfer as the Deposit). Upon any termination of this Agreement, the Independent Consideration shall be paid by Escrow Agent to Seller, it being the intent of the parties that the Independent Consideration is independent of any other consideration provided under this Agreement, shall be fully earned by Seller upon the Effective Date, and is not refundable to Purchaser under any circumstances. Notwithstanding anything else in this Agreement to the contrary, if this Agreement is terminated pursuant to a right of termination therein and such provision calls for the Deposit to be returned to the Purchaser, the Deposit shall be returned to Purchaser, but the Independent Consideration shall be immediately released to Seller. ARTICLE IV CONDITIONS TO CLOSING 4.1 Conditions to Purchaser’s Obligation to Purchase. Purchaser’s obligation to purchase the Property is expressly conditioned upon each of the following: (a) Performance by Seller. Seller’s performance in all material respects of the obligations, covenants and deliveries required of Seller under this Agreement. (b) Seller’s Deliveries. Seller’s delivery at Closing of the following, all documents to be executed originals unless otherwise set forth below and, if applicable, witnessed and properly acknowledged, provided, however, that delivery of the items set forth in Section 4.1(b)(iii) and (iv) may be accomplished via on-site delivery at the Property after Closing or in such other manner as agreed by Purchaser and Seller: (i) A grant deed in the form attached hereto as Exhibit D (the “Deed”), subject to all matters of record and the following additional matters: (1) Non-delinquent real property taxes, water and sewer charges and all assessments (governmental and private) and unpaid installments thereof which are not yet due and payable, subject to the provisions of Section 11.2; (2) Any matter (including any lien, encumbrance or easement) voluntarily imposed or consented to in writing by Purchaser prior to or as of Closing, or created by, through or under Purchaser; (3) Laws and governmental rules, regulations, including all building codes, zoning regulations and ordinances, that affect the Property and its use, operation and maintenance; (4) Such state of facts as are or as may be shown on an accurate and current survey of the Property and by inspection of the Property; (5) Rights of tenants in possession, as tenants only, of the Land and Improvements under the terms and conditions of all Leases; and

9 (6) the Permitted Exceptions (as hereinafter defined). (ii) An Assignment and Assumption Agreement in the form attached as Exhibit E (the “Assignment and Assumption Agreement”), which Assignment and Assumption Agreement may be transmitted via email as a PDF; (iii) All original Leases to the extent available (and if unavailable, copies thereof to the extent available) and other leasing files and all other licenses, certificates, permits, plans, books, records and reports and other materials that comprise the Intangible Property, to the extent such items are in Seller’s actual possession, all such items to be delivered within five (5) Business Days following Closing, and all keys and lock combinations for the Property; (iv) The Service Agreements (copies of which shall be acceptable if originals are unavailable) which Purchaser has agreed to assume or is deemed to have agreed to assume pursuant to Section 6.8; (v) A Certification in the form attached hereto as Exhibit F that Seller is not a “foreign person”, which Certification may be transmitted via email as a PDF; (vi) Evidence reasonably satisfactory to Title Company evidencing the authority of individuals to execute any instruments executed and delivered by Seller at Closing, together with a certificate of good standing of Seller, all of which may be transmitted via email as a PDF; (vii) A bill of sale in the form attached hereto as Exhibit G, which bill of sale may be transmitted via email as a PDF; (viii) A Seller closing statement in form and content satisfactory to Seller (the “Seller Closing Statement”) signed by Seller, which Closing Statement may be transmitted via email as a PDF, and Purchaser shall not be entitled to a copy of the executed Seller Closing Statement at Closing; (ix) Original Conforming Tenant Estoppels executed by the following tenants under existing Leases at the Property: (A) the Major Tenants (hereinafter defined); and (B) a sufficient number of tenants such that estoppel certificates (inclusive of estoppel certificates received from Major Tenants) have been received from tenants leasing not less than eighty-seven and one half percent (87.5%) of the leased square footage inclusive of the space leased to Major Tenants (the “Required Tenant Estoppel Certificates”). Seller shall not be obligated to obtain estoppel certificates from any party occupying any portion of the Improvements pursuant to a license agreement and the portion of the Improvements occupied by such licensees shall not be included in leased square footage of the Improvements for the purpose of calculations under this Section 4.1(b)(ix). Prior to Seller’s delivery of estoppels to tenants for signature, Seller shall deliver the same to Purchaser for Purchaser’s review. Purchaser shall have three (3) Business Days after receipt thereof to review and comment on the draft tenant estoppels that Seller

10 intends to deliver to such tenants; and if Purchaser fails to respond with comments within such three (3) Business Day period, Purchaser shall be deemed to have approved of such form of estoppel certificates. For purposes of this, Seller and Purchaser agree that the other may, in its discretion, deliver comments and objections solely via electronic mail to the email address(es) set forth in Section 15.6 of this Agreement. Seller agrees to deliver by email to Purchaser the estoppel certificates promptly following Seller’s receipt thereof from the applicable tenant. If Seller delivers an executed estoppel certificate to Purchaser for review and Purchaser does not notify Seller that such estoppel certificate is unacceptable (in accordance with the terms of this Section 4.1(b)(ix)) by the earlier of (a) three (3) Business Days after delivery thereof, or (b) the Closing Date, then such estoppel certificate will be deemed accepted by Purchaser. As used herein, a “Conforming Tenant Estoppel” shall mean (i) an estoppel certificate that is dated as of a date not earlier than forty-five (45) days prior to Closing signed by a tenant under a Lease on a Permitted Estoppel Form (hereinafter defined), which form does not identify any material default under the applicable Lease, contains no non-de minimus, material and adverse exceptions or disclosures, and contains no material and adverse variation from the information included in the Leases. The addition of any knowledge qualifications to an estoppel certificate will not cause such tenant estoppel certificate to fail to satisfy the requirements for a Conforming Tenant Estoppel Certificate. Notwithstanding the foregoing, Seller shall have no obligation to deliver an estoppel certificate from any tenant if (i) such tenant has vacated the Property after the Effective Date, (ii) such tenant’s Lease has terminated at any time from the Effective Date to the Closing Date, or (iii) such tenant is subject to bankruptcy proceedings as of Closing (or on account of a rejected lease in bankruptcy). Notwithstanding the foregoing, the square footage of any such space subject to a Lease still existence but where any item (i) or (iii) above is applicable shall be excluded from leased gross leasable commercial area of the Improvements for the purpose of calculations under this Section 4.1(b)(ix). If any Required Tenant Estoppel Certificate contains statements or allegations that a default or potential default exists on the part of Seller under the applicable Lease or contains information inconsistent with any representations of Seller contained in this Agreement and Purchaser elects to close the purchase and sale transaction contemplated herein notwithstanding the existence of such statements, allegations or information, then such Required Tenant Estoppel Certificate shall be deemed acceptable for purposes of this Section 4.1(b)(ix), notwithstanding the existence of such allegations, statements or information and Seller shall have no liability whatsoever to Purchaser hereunder with respect to the existence of such allegations, statements or information. In the event Seller fails, for any reason, to deliver to the Purchaser the required number of Required Tenant Estoppel Certificates in accordance with the provisions of this Section 4.1(b)(ix) prior to Closing, then Seller will not be deemed in default hereunder, and Purchaser’s shall have the option to (i) waive the Required Tenant Estoppel condition and proceed to Closing or (ii) as its sole remedy, to terminate this Agreement, whereupon Escrow Agent will return the Deposit to Purchaser and this Agreement shall be terminated and thereafter neither party shall have any further right or obligation to the other

11 hereunder, except as otherwise set forth in this Agreement. As used herein, the following are each a “Major Tenant” and collectively “Major Tenants”: Ross Dress for Less, Marshalls, Ulta, Total Wine, Nordstrom Rack, The Container Store, Petco, World Market and Five Below. “Permitted Estoppel Form” shall mean on the form attached hereto as Exhibit I or on the form attached to the applicable Lease (provided, however, if any Lease limits the provisions to be included in any estoppel certificate, modifications returned by such tenant in conformance with its Lease shall not disqualify such estoppel from being a Permitted Estoppel Form.) (x) A Tenant Notice Letter in the form attached hereto as Exhibit L executed by Seller to be mailed out by Purchaser upon Closing, which may be transmitted via email as a PDF; (xi) An Assignment and Assumption of Obligations and Developer's Rights in the form attached hereto as Exhibit P executed by Seller (the “REA Assignment and Assumption Agreement”); (xii) A Real Estate Withholding Statement (California Form 593); (xiii) All applicable real estate transfer tax forms and affidavits, which may be transmitted via email as a PDF unless an original is required by the Title Company, taxing authority or other relevant entity; (xiv) An owner’s affidavit in the form attached hereto as Exhibit H, which may be transmitted via email as a PDF (except that an original will be delivered to the Title Company if the Title Company so requires); (xv) Such additional assignments, instruments and documents appropriate to be executed and delivered by Seller as may be reasonably necessary to complete the transaction contemplated hereby and to carry out the intent and purposes of this Agreement provided the same are commercially reasonable and do not require disclosure of proprietary information, all of which may be transmitted via email as a PDF unless the Title Company requires otherwise; and (xvi) REA Estoppel Certificates (hereinafter defined) to the extent actually received by Seller and subject to the provisions of Section 6.5. (c) Seller’s Representations and Warranties. The representations and warranties of Seller set forth in Section 13.1 being true and correct in all material respects as of the Closing Date as if then made, unless otherwise specified therein. (d) Title Insurance. The Title Company (as hereinafter defined) being prepared upon Closing to issue an American Land Title Association (or, if same is not available in the State in which the Property is located, its local equivalent) policy of title insurance (the “Title Policy”), with liability in the amount of the Purchase Price, insuring that fee title vests in the Purchaser subject only to the Permitted Exceptions, with Purchaser hereby acknowledging and agreeing that the issuance of any endorsement(s) to the Title Policy shall, under no circumstance, be a condition to Purchaser’s obligations hereunder.

12 4.2 Conditions to Seller’s Obligation to Sell. Seller’s obligation to sell is expressly conditioned upon each of the following: (a) Performance by Purchaser. Purchaser’s performance in all material respects of the obligations, covenants, and deliveries required of Purchaser under this Agreement. (b) Receipt of Purchase Price. Receipt by Seller (or as Seller may direct) of the Purchase Price in the manner provided in this Agreement. (c) Purchaser’s Deliveries. Purchaser’s delivery at Closing of the following, all documents to be executed originals, unless otherwise set forth below, and, if applicable, witnessed and properly acknowledged: (i) The Assignment and Assumption Agreement, which may be transmitted via email as a PDF; (ii) A Purchaser closing statement in form and content satisfactory to Purchaser (the “Purchaser Closing Statement”) signed by Purchaser, which Purchaser Closing Statement may be transmitted via email as a PDF, and Seller shall be entitled to a copy of the executed Purchaser Closing Statement at Closing; (iii) The REA Assignment and Assumption Agreement executed by Purchaser; (iv) A Tenant Notice Letter in the form attached hereto as Exhibit L executed by Purchaser, which may be transmitted via email as a PDF; (v) If applicable, the Assignment of Purchase and Sale Agreement in the form attached hereto as Exhibit O, together with such supporting evidence of the Purchaser’s compliance with the terms of Section 15.7 as is reasonably required by Seller, all of which may be transmitted via email as a PDF; (vi) Evidence of the authority and the incumbency of any individuals to execute any instruments executed and delivered by Purchaser at Closing, together with a certificate of good standing of Purchaser, which may be transmitted via email as a PDF; (vii) A Preliminary Change of Ownership Report in accordance with California Revenue and Taxation Code Section 480.3 for the Property; (viii) All applicable real estate transfer tax forms and affidavits; and (ix) Such additional documents and instruments appropriate to be executed and delivered by Purchaser as may be reasonably necessary to complete the transaction contemplated hereby and to carry out the intent and purposes of this Agreement, provided the same are commercially reasonable and do not require disclosure of proprietary information.

13 (d) Purchaser’s Representations and Warranties. The representations and warranties of Purchaser set forth in Section 13.3 being true and correct in all material respects as of the Closing Date as if then made, unless otherwise specified therein. 4.3 No Financing Contingency. It is expressly understood, acknowledged and agreed by Purchaser that this Agreement and Purchaser’s obligations hereunder are not contingent or conditioned upon obtaining a commitment for or closing any financing and the failure of Purchaser to obtain or close any financing for any reason whatsoever shall not be a failure of condition to Purchaser’s performance hereunder. In addition, Seller will have no obligation to or privity with any lender to Purchaser. 4.4 Failure or Waiver of Conditions Precedent. Without limiting the rights of the parties in Sections 12.1 and 12.2 below (as applicable), if any of the conditions set forth in Sections 4.1 or 4.2 are not fulfilled or waived, the party benefited by such conditions may, by written notice to the other party, terminate this Agreement, whereupon all rights and obligations hereunder of each party shall terminate except those that expressly survive any termination. Either party may, at its election, at any time or times on or before the date specified for the satisfaction of the condition, waive in writing the benefit of any of the conditions benefitting such party set forth in Sections 4.1 or 4.2 above. If this Agreement is terminated as a result of the failure of any condition set forth in Section 4.1, and if Purchaser is not in default of its obligations hereunder, Escrow Agent shall promptly refund the Deposit to Purchaser. In any event, Purchaser’s consent to the close of escrow pursuant to this Agreement shall waive any remaining unfulfilled conditions and any liability on the part of Seller for breaches of representations and warranties of which Purchaser had knowledge as of Closing. ARTICLE V THE CLOSING 5.1 Date and Manner of Closing. The closing of the transaction contemplated by this Agreement (“Closing”) will occur through an escrow with Escrow Agent, no later than 3:00 P.M. on November 13, 2024 (the “Closing Date”) (time being of the essence) or such other date as is mutually agreed upon in writing by the parties. Notwithstanding the foregoing, Seller and Purchaser shall have the right to extend the Closing Date in order to obtain the Required Tenant Estoppel Certificates until the earlier to occur of (i) five (5) Business Days after the Required Tenant Estoppel Certificates have been delivered to Purchaser or (ii) thirty (30) days after the originally scheduled Closing Date, by delivering written notice of such extension to the other Party at least two (2) Business Days prior to the originally scheduled Closing Date. 5.2 Closing. On or prior to the Closing Date, Purchaser shall execute the Purchaser Closing Statement and Seller shall execute the Seller Closing Statement, each of which shall be generated by Escrow Agent. Subject to satisfaction of the conditions to Closing set forth in Article IV, on the Closing Date, Escrow Agent will not later than 3:00 P.M. (i) deliver the Purchase Price (as adjusted pursuant to the executed Seller Closing Statement and Purchaser Closing Statement) to Seller in the form of a wire transfer of immediately available funds, and (ii) release for recordation the Deed and such other Closing Documents as are to be recorded.

14 5.3 Delay in Closing; Authority to Close. If Closing does not occur on or before the Closing Date, then unless on or before the Closing Date, Escrow Agent receives a written notice from both Purchaser and Seller to the contrary, Escrow Agent will deliver all monies and documents in accordance with the provisions of this Agreement. ARTICLE VI DUE DILIGENCE PERIOD 6.1 Review and Approval of Documents and Materials. Purchaser acknowledges that, prior to the Effective Date, Seller has made available to Purchaser copies of the due diligence items described in that certain Access Agreement dated August 22, 2024 which is attached hereto as Exhibit K (the “Access Agreement”) (collectively, the “Property Documents”). 6.2 Reliability of Information. The Property Documents and other information provided by Seller and its agents to Purchaser under the terms of this Agreement are for informational purposes only. Subject only to Seller’s Representations, Purchaser (a) is not in any way entitled to rely upon the accuracy of the information within the Property Documents and other information provided by Seller and its agents and (b) will rely exclusively on its own inspections and consultants with respect to all matters Purchaser deems relevant to its decision to acquire the Property. The provisions of this Section 6.2 shall survive Closing and the delivery of the Deed or other termination of this Agreement and shall not be deemed merged into the Deed or any instrument of conveyance delivered at Closing. 6.3 Due Diligence Period. Purchaser has had a period commencing prior to the Effective Date and expiring on the Effective Date (the “Due Diligence Period”) to review the Property Documents and other materials pertaining to the Property and, subject to Section 7.1, to conduct such studies, tests, interviews, and inspections as it deems appropriate to analyze the feasibility of the acquisition and ownership of the Property and to determine, in Purchaser’s sole and absolute discretion, that the Property is suitable for acquisition by Purchaser. 6.4 No Termination. Purchaser has determined that the Property is suitable for acquisition by Purchaser, and has approved acquisition of the Property and has waived any right to (a) terminate this Agreement pursuant to this Article VI, and (b) will have no further right to terminate this Agreement, except as may be otherwise specifically provided for in this Agreement. 6.5 REA Estoppel Certificates. Seller shall attempt to obtain and deliver to Purchaser prior to Closing, an estoppel certificate from Target Corporation or its successor in title and Realty Income Properties 23, LLC or its successor in title (the “REA Parties”) (the “REA Estoppel Certificates”) pertaining to that certain Operation and Reciprocal Easement Agreement recorded April 22, 1997 as Instrument No. 97-046728 in the Official Records of San Mateo County, California, as amended by that certain Exclusive Use Amendment to Operation and Reciprocal Easement Agreement recorded on March 5, 1999 as Instrument No. 99-038659 in the Official Records of San Mateo County, California, as further amended by that certain Exclusive Use Amendment to Operation and Reciprocal Easement Agreement recorded on April 23, 1999 as Instrument No. 99-072214 Official Records of San Mateo County, California, as assigned by that certain Assignment and Assumption of Operation and Reciprocal Easement Agreement recorded

15 November 2, 2005 as Instrument No. 2005-192600 in the Official Records of San Mateo County, California, as further amended by that certain Exclusive Use Amendment to Operation and Reciprocal Easement Agreement recorded on November 14, 2017 as Instrument No. 2017-101134 in the Official Records of San Mateo County, California, as further assigned by that certain Assignment and Assumption of Obligations and Developer’s Rights and Agreements Regarding Lot 5 recorded on November 14, 2017 as Instrument No. 2017-101136 in the Official Records of San Mateo County, California, as affected by that certain Declaration of Restrictive Covenants and Right of First Offer Agreement recorded November 14, 2017 as Instrument No. 2017-101137 of Official Records of San Mateo County, California (the “Lot 5 Agreement”), as amended by that certain Amendment to Assignment and Assumption of Obligations and Developer’s Rights and Agreements Regarding Lot 5 recorded on March 7, 2018 as Instrument No. 2018-016594 in the Official Records of San Mateo County, California, and as amended by that certain Limited Use Waiver Affecting Real Estate recorded March 26, 2021 as Instrument No. 2021-049223 in the Official Records of San Mateo County, California (the “REA”). The REA Estoppel Certificates shall be in the forms attached hereto as Exhibit R (or such other form as the REA Parties agree to provide consistent with the express provisions of the REA) and shall be prepared by Purchaser and delivered to Seller for reasonable approval and delivery to the REA Parties described above, and Seller’s obligations under this Agreement relating to the REA Estoppel Certificates shall be deemed satisfied upon Seller’s delivery of the REA Estoppel Certificates to the REA Parties. Seller shall not be obligated to spend any funds or incur any obligations or cost or provide a reciprocal estoppel to the REA Parties in order to obtain the REA Estoppel Certificates. In the event Seller fails, for any reason, to obtain and deliver to the Purchaser the REA Estoppel Certificates prior to the Closing, then Seller will not be deemed in default hereunder, provided Seller’s delivery to Purchaser of the REA Estoppel Certificates shall be a condition to Purchaser’s obligation to close the transactions contemplated by this Agreement. 6.6 CC&R Estoppel. Seller shall use commercially reasonable efforts to obtain and deliver to Purchaser prior to Closing, an estoppel certificate from HD Development of Maryland, Inc. or its successor in title (“Home Depot”) pertaining to that certain Agreement for Covenants, Conditions and Restrictions recorded on June 3, 1997 as Instrument No. 97-065880 in the Official Records of San Mateo County, California, as amended by that certain First Amendment to Covenants, Conditions and Restrictions recorded on September 27, 2001 as Instrument No. 2001- 152008 046728 in the Official Records of San Mateo County, California, and as further amended by that certain Second Amendment to Agreement for Covenants, Conditions and Restrictions recorded on October 14, 2009 as Instrument No. 2009-135797 in the Official Records of San Mateo County, California, and that certain Corrective Amendment to Second Amendment to Agreement For Covenants, Conditions and Restrictions recorded on July 20, 2010 as Instrument No. 2010-079442 (the “CC&R Estoppel”). The CC&R Estoppel shall be prepared by Purchaser and delivered to Seller for reasonable approval and delivery to Home Depot, and Seller’s obligations under this Agreement relating to the CC&R Estoppel shall be deemed satisfied upon Seller’s delivery of the CC&R Estoppel to Home Depot. Seller shall not be obligated to spend any funds or incur any obligations or cost or provide a reciprocal estoppel to Home Depot in order to obtain the CC&R Estoppel. In the event Seller fails, for any reason, to obtain and deliver to the Purchaser the CC&R Estoppel prior to the Closing, then Seller will not be deemed in default hereunder, and Purchaser shall remain obligated to close the transactions under this Agreement, it being agreed that Seller’s delivery to Purchaser of the CC&R Estoppel shall not be a condition to Purchaser’s obligation to close the transactions contemplated by this Agreement.

16 6.7 SNDAs. Seller agrees to deliver to each tenant requested by Purchaser a Subordination Non-Disturbance and Attornment Agreement (“SNDA(s)”), with all information and exhibits in the form completed by Purchaser and then delivered to Seller for delivery to the tenants, and, and Seller’s obligations under this Agreement relating to SNDAs shall be deemed satisfied upon Seller’s delivery of the SNDAs to such tenants and commercially reasonable attempts to obtain the SNDAs; provided Seller shall not be obligated to spend any funds or incur any obligations or cost in order to obtain the SNDAs. In the event Seller fails, for any reason, to obtain and deliver to the Purchaser the SNDAs prior to the Closing, then Seller will not be deemed in default under this Agreement, and Purchaser shall remain obligated to close the transactions contemplated by this Agreement, it being agreed that Seller’s delivery to Purchaser of the SNDAs shall not be a condition precedent to Purchaser’s obligation to close the transactions contemplated by this Agreement or entitle Purchaser to terminate this Agreement or delay Closing in any manner. Seller shall permit Purchaser and its counsel to negotiate reasonably and in good faith (which shall include, without limitation, accepting an SNDA in the form attached to, or described in, such tenant’s lease, if applicable), at Purchaser’s sole cost and expense, the terms of any SNDA agreements with the tenants or their authorized representatives; provided that Seller shall be copied on any such written communication and shall be entitled to have a representative present during any telephonic or in-person meetings with tenants. 6.8 Service Agreements. Purchaser shall be deemed to have agreed to assume all Service Agreement. 6.9 Lot 5 Agreement Estoppel. Seller shall use commercially reasonable efforts to obtain and deliver to Purchaser prior to Closing, an estoppel certificate from the current owner of Lot 5 (“Lot 5 Owner”) pertaining to the Lot 5 Agreement (the “Lot 5 Estoppel”). The Lot 5 Estoppel shall be prepared by Purchaser and delivered to Seller for reasonable approval and delivery to Lot 5 Owner, and Seller’s obligations under this Agreement relating to the Lot 5 Estoppel shall be deemed satisfied upon Seller’s delivery of the Lot 5 Estoppel to the Lot 5 Owner. Seller shall not be obligated to spend any funds or incur any obligations or cost or provide a reciprocal estoppel to Lot 5 Owner in order to obtain the Lot 5 Estoppel. In the event Seller fails, for any reason, to obtain and deliver to the Purchaser the Lot 5 Estoppel prior to the Closing, then Seller will not be deemed in default hereunder, and Purchaser shall remain obligated to close the transactions under this Agreement, it being agreed that Seller’s delivery to Purchaser of the Lot 5 Estoppel shall not be a condition to Purchaser’s obligation to close the transactions contemplated by this Agreement. ARTICLE VII INSPECTIONS 7.1 Inspections. The terms and provisions of the Access Agreement are incorporated by reference as if fully set forth herein and shall benefit Seller as “Owner” thereunder; provided, however, that the provisions of Section 21 of the Access Agreement (i.e., the Section entitled “No Agreement of Sale”) are not incorporated herein. The provisions of the Access Agreement are hereby extended through Closing or other termination of this Agreement. In furtherance of the foregoing, if Purchaser’s Affiliated Entity (hereinafter defined) executed and delivered the Access

17 Agreement to Seller or an affiliate of Seller, Purchaser hereby agrees to be bound by the provisions thereof. ARTICLE VIII TITLE AND SURVEY 8.1 Title Documents. As of the Effective Date, Purchaser (or Seller, for the benefit of Purchaser) has obtained a commitment for title insurance (the “Title Commitment”) for the Property from Chicago Title Insurance Company, having an office at 711 Third Avenue, 8th Floor, New York, New York 10017, Attention: Matthew Bliwise, Email: matt.bliwise@ctt.com (in such capacity, the “Title Company”). 8.2 Survey. Purchaser has ordered any recertification of Seller’s existing survey or a new survey (in each case, the “Survey”) that Purchaser has elected to obtain. 8.3 Title Objections. Purchaser has provided to Seller a notice of objections to certain exceptions to title disclosed on the Title Commitment and to any matters disclosed on the Survey (the “Exceptions”). Seller may, but is under no obligation to, remove or agree to remove the objectionable Exceptions, except Seller agrees to cause to be removed at Closing (i) any mortgages or deeds of trust recorded against the Property created by, through or under Seller and any security instrument(s) recorded against the Property in connection with the foregoing unless such instrument has lapsed and (ii) any other monetary lien created by, through or under Seller; provided however, Seller’s liability for removal of all such liens described in this subsection (ii) collectively shall be limited to $50,000.00 (provided, however, Purchaser shall be entitled to object to any liens described in this subsection (ii) exceeding such $50,000.00 amount pursuant to Section 8.4 as New Exceptions (hereinafter defined), and if Seller does not remove such liens in accordance with Section 8.4, Purchaser shall be entitled to terminate this Agreement by written notice to Seller pursuant to Section 8.4 and receive a return of the Deposit) (“Monetary Lien Removal Obligation”). The Exceptions and all other matters otherwise affecting title to the Property, except those matters Seller and/or the Title Company has removed or insured over or agreed to remove or insure on or before the expiration of the Due Diligence Period, will constitute the “Permitted Exceptions”. 8.4 Title Updates. If any supplemental title commitment or update issued subsequent to the date of the Title Commitment contains exceptions (the “New Exceptions”) other than those in the Title Commitment, Purchaser will be entitled to object to the New Exceptions by delivery of a notice of objections to Seller on or before the date that is five (5) Business Days following Purchaser’s receipt of such supplement or update (time being of the essence). If Purchaser fails to deliver to Seller a notice of objections on or before such date (time being of the essence), Purchaser will be deemed to have waived any objection to the New Exceptions, and the New Exceptions will be included as Permitted Exceptions. Seller will have not less than ten (10) days from the receipt of Purchaser’s notice (and, if necessary, Seller may extend the Closing Date to provide for such ten (10) day period and for five (5) days following such period for Purchaser’s response), within which time Seller may, but is under no obligation to remove or insure over the objectionable New Exceptions. If, within the ten (10) day period, Seller or Title Company does not (or does not agree to) remove or insure over (without payment of additional premium) the objectionable New

18 Exceptions, then Purchaser may terminate this Agreement upon notice to Seller no later than five (5) days following expiration of the (10) day cure period. If Purchaser terminates this Agreement, the Deposit will be promptly returned to Purchaser, and the parties shall be released from all further obligations under this Agreement (except those that expressly survive termination of this Agreement). If Purchaser fails to terminate this Agreement in the manner set forth above, the New Exceptions (except those Seller and/or Title Company has removed or insured over or agreed to remove or insure over) will be included as Permitted Exceptions. 8.5 Encumbrances. The existence of mortgages, deeds of trust, deeds to secure debt, liens, or other encumbrances not permitted hereby shall not be objections to title provided that properly executed instruments in recordable form necessary to satisfy the same are delivered to the Title Company at Closing together with recording and/or filing fees (or an appropriate credit against the Purchase Price given for such fees), and Purchaser and Seller agree that such mortgages, liens or other encumbrances may be paid out of the cash consideration to be paid by Purchaser. 8.6 Intentionally Omitted. 8.7 Seller’s Failure to Remove. If Seller fails on or before Closing to remove any objectionable Exception, New Exception or Monetary Lien Removal Obligation that Seller agreed in accordance with the terms of this Article to remove, then Purchaser may elect either to close with no adjustment to the Purchase Price or to terminate this Agreement and receive the Deposit back. ARTICLE IX RISK OF LOSS 9.1 Casualty. (a) If the Property is damaged or destroyed by fire or other casualty prior to Closing then promptly after Seller becomes aware of the damage or destruction Seller will notify Purchaser thereof (the “Damage Notice”). (b) If the results of the casualty event do not meet the definition of a Material Casualty (defined below), then Closing will proceed in accordance with the terms of this Agreement for the full Purchase Price, notwithstanding the damage or destruction; provided, however, that, at Closing, Seller, at its sole option, shall either (and in each case less any amounts expended by Seller in connection with such damage or destruction): (i) pay or assign to Purchaser all insurance proceeds, if any, resulting from such casualty damage and credit to Purchaser any applicable deductible amounts under the insurance policies pursuant to which the insurance proceeds are paid or assigned; or (ii) credit to Purchaser an amount equal to the sum of (a) all insurance proceeds, if any, resulting from such damage or destruction and (b) any applicable

19 deductible amounts under the insurance policies pursuant to which the insurance proceeds were or are to be paid. (c) If (i) the cost of repair is equal to or greater than five percent (5%) of the Purchase Price in Seller’s and Purchaser’s reasonable estimation, (ii) if repair will, in Seller’s and Purchaser’s reasonable estimation, take longer than six (6) months to effectuate after Seller gains control of the Property for repairs after any inspection by governmental authorities, or (iii) such fire or other casualty at the Property provides any Major Tenant the right to terminate its Lease (unless such Major Tenant waives such right in writing), Seller or Purchaser may elect to terminate this Agreement by delivering written notice to the other within ten (10) days after the date of the Damage Notice (and Closing will be extended as needed to provide for such 10-day period), in which event the Deposit will be returned to Purchaser. If neither party terminates this Agreement within the 10-day period, Closing will proceed in accordance with the terms of this Agreement for the full Purchase Price, notwithstanding the damage or destruction, provided, however, that, at Closing, Seller, at its sole option, shall either (and in each case less any amounts expended by Seller in connection with such damage or destruction): (i) pay or assign to Purchaser at Closing all insurance proceeds, if any, resulting from the casualty and credit to Purchaser any applicable deductible amounts under the insurance policies pursuant to which the insurance proceeds are paid or assigned; or (ii) credit to Purchaser an amount equal to the sum of (a) all insurance proceeds, if any, resulting from such damage or destruction and (b) any applicable deductible amounts under the insurance policies pursuant to which the insurance proceeds were or are to be paid. (d) Purchaser hereby acknowledges and agrees that in the event that Seller elects to proceed in the manner set forth under either of the above subsections (b)(ii) or (c)(ii), Seller shall be entitled to commence a claim under the insurance policies pursuant to which the insurance proceeds would be paid relating to such damage or destruction, and pursue such claim until fully paid or settled by Seller and the applicable insurer. During this time, Purchaser agrees to reasonably cooperate with Seller, including permitting any on-site inspection of the Property that the applicable insurer may require with respect to processing the claim. The provisions of this Section 9.1(d) shall survive Closing and the delivery of the Deed and shall not be deemed merged with the Deed or any instrument of conveyance delivered at Closing. 9.2 Condemnation. If, prior to Closing, a condemnation or eminent domain proceeding (“Taking”) is commenced against the Property, Seller will give Purchaser notice within ten (10) days after Seller receives notice that the proceeding has commenced. (a) If the Taking is a Material Taking (as hereinafter defined), Purchaser may, by written notice to Seller (“Taking Notice”) elect to terminate this Agreement (in which event the Deposit will be returned to Purchaser), which Taking Notice shall be sent no later than thirty (30) days after receipt of Seller’s notice, time being of the essence, or such

20 sooner period of time if Closing is less than thirty (30) days after receipt of Seller’s notice. For purposes of this Agreement, a “Material Taking” shall be a Taking which (i) causes a material reduction in size of the Property or materially interferes with the planned use and operation of the Property, (ii) materially affects the ingress and egress to or from the Property or (iii) provides any Major Tenant the right to terminate its Lease (unless such Major Tenant waives such right in writing). (b) If the Taking is not a Material Taking or if it is a Material Taking and Purchaser does not give Seller a Taking Notice in accordance with Section 9.2(a), Purchaser will complete the transaction contemplated hereby without abatement or reduction in the Purchase Price, and Seller shall assign to Purchaser all rights, if any, to receive the award payable as a result of such proceeding. ARTICLE X OPERATION OF THE PROPERTY 10.1 Operations. From the Effective Date through the Closing Date, Seller will continue to operate and maintain the Property substantially consistent with its standards of operation and maintenance prevailing immediately prior to the Effective Date. 10.2 Tenant Defaults. It is agreed that no representations have been made and no responsibility is assumed by Seller with respect to the continued occupancy of the Property or any part thereof by any tenant or tenants or subtenant or subtenants now or hereafter in possession. Commencing on the Effective Date, Seller will not institute any proceedings against an existing tenant without Purchaser’s prior approval which approval shall be provided in Purchaser’s sole discretion. Purchaser shall bill tenants for delinquent pre-Closing rent due to Seller for a period ninety (90) days following the Closing. The provisions of this Section 10.2 shall survive Closing and the delivery of the Deed and shall not be deemed merged into the Deed or any instrument of conveyance delivered at Closing. 10.3 Service Agreements. Commencing on the Effective Date, Seller shall not without Purchaser’s consent in Purchaser’s sole discretion, enter into new service agreements and amend existing Service Agreements (collectively, “New Service Agreements”) with respect to the Property, except for service agreements that relate to fire/life safety or in the event of emergency or that, at the sole election of Purchaser, will be terminated at or prior to the Closing at the sole expense of Seller. Seller will deliver to Purchaser a copy of each New Service Agreement within two (2) Business Days after its execution. 10.4 Leases. Commencing on Effective Date, Seller will not enter into new leases and amend existing Leases (“New Leases”) with respect to the Property without first obtaining Purchaser’s consent, which consent shall be in Purchaser’s sole discretion. Purchaser will be deemed to have consented to any proposed New Lease unless Seller receives written notice from Purchaser within five (5) Business Days following receipt by Purchaser of the proposed New Lease. Notwithstanding the foregoing, Purchaser’s consent shall not be required for any modification, amendment or termination of any Lease if Seller is required to enter into such

21 modification, amendment or termination as a result of the tenant’s exercise of an option or other right under such Lease. 10.5 Leasing Costs. Any and all leasing commissions, tenant and related landlord improvement costs, tenant allowances and other leasing costs which are the obligation of landlord under the Leases or any New Leases (the “Leasing Costs”) shall be allocated between the parties as provided hereinbelow according to whether such obligations arise in connection with (i) Leases executed prior to the Effective Date, other than with respect to New Leases (collectively, “Existing Leasing Costs”), or (ii) New Leases entered into after the Effective Date (“New Leasing Costs”). If, by Closing, Seller has not paid in full Existing Leasing Costs, then Purchaser shall receive a credit against the Purchase Price for such remaining costs, and Purchaser shall be responsible for paying such Existing Leasing Costs. Purchaser shall also receive a credit against the Purchase Price for free rent under existing Leases for periods from and after the Closing Date. At Closing, Purchaser shall reimburse Seller by way of a Closing credit for the cost of New Leasing Costs paid by Seller, and Purchaser shall assume such New Leasing Costs. The provisions of this Section 10.5 shall survive the Closing. 10.6 Gap Rent. If the rent commencement date under the Lease with [omitted] has not occurred prior to the Closing Date, Seller and Purchaser shall reasonably estimate the rent commencement date under such Lease (the “Estimated RCD”), and Seller shall provide to Purchaser a credit at Closing in an amount equal to the amount of rent under such applicable Lease which would have been payable between the Closing Date and Estimated RCD under such Lease if the rent commencement date of such Lease would have occurred on the Closing Date. If the rent commencement date under the Lease with [omitted] (“[omitted]”) has not occurred prior to the Closing Date, then Seller shall withhold out of the Purchase Price and fund an escrow to be held by the Escrow Agent in the amount of contractual base rent and estimated operating expenses under the Lease with [omitted] from the Closing Date until December 31, 2024 (the “Escrowed Funds”). Commencing with the first calendar month following the Effective Date, the Escrowed Funds shall be paid to Purchaser each month by Escrow Agent in the amount of base rent and operating expenses under the Lease with [omitted] due for such month (prorated for any partial month) until the sooner to occur of (i) the date [omitted] is open and paying rent under the Lease with [omitted] and (i) December 31, 2024 (the earlier of such dates herein called the “Outside Date”). Any Escrowed Funds remaining on the Outside Date (after any required disbursements to Purchaser as above-described), shall be disbursed to Seller. The Escrowed Funds shall be held in an interest bearing account and shall be disbursed to Buyer or Seller in accordance with the terms and conditions of an escrow agreement substantially in the form of Exhibit “Q” attached hereto and incorporated herein. 10.7 Purchaser Assumes Costs. Subject to Section 10.5 and Section 10.6, Purchaser will assume all liability for, and shall thereafter pay, all amounts (including tenant concessions and tenant improvement costs and leasing commissions or fees): (i) due under or in connection with, any and all New Service Agreements and New Leases, including, without limitation, any legal fees and costs incurred by Seller in connection with the negotiation of any New Leases and commission agreements in connection with New Leases; and (ii) that become payable on or after the Closing Date in connection with any and all existing Leases and Service Agreements (notwithstanding the fact that such amounts under clauses (i) and (ii) may have been ascertainable prior to the Closing Date). Purchaser will not receive a credit for any free rent under any Leases or New Leases.

22 Purchaser’s obligations under this Section 10.9 shall survive Closing and the delivery of the Deed and shall not be deemed merged into the Deed or any instrument of conveyance delivered at Closing. ARTICLE XI CLOSING PRORATIONS AND ADJUSTMENTS; PAYMENT OF CLOSING COSTS 11.1 General. Other than Seller’s legal fees, the cost of recording any instruments required to discharge any liens or encumbrances against the Property required to be discharged by Seller at Closing, expenses Seller might incur in connection with its election to remove objections to title, real property transfer taxes imposed by the County of San Mateo, California in connection with the recording of the Deed, fifty percent (50%) of the cost of any real property transfer taxes imposed by the City of San Mateo, California in connection with the recording of the Deed, payments made to the Broker as and to the extent provided in Section 15.4 of this Agreement, and any apportionment to be made pursuant to this Article XI, Purchaser shall pay all costs and expenses of this transaction including the cost of recording of the Deed, fifty percent (50%) of the cost of any real property transfer taxes imposed by the City of San Mateo, California in connection with the recording of the Deed, title search and examination costs and charges, title premiums and fees, Survey costs, escrow charges, and costs and expenses for or in connection with any loan obtained by Purchaser in connection with the purchase of the Property or otherwise (including any intangibles, and other taxes and the cost of any lender’s title insurance policy). Purchaser understands, acknowledges and agrees that the Purchase Price is absolutely net to Seller except as provided in this Section 11.1. The provisions of this Section 11.1 shall survive Closing and the delivery of the Deed and shall not be deemed merged into the Deed or any instrument of conveyance delivered at Closing. 11.2 Prorations. The following are to be apportioned between Purchaser and Seller as of 12:01 a.m. on the Closing Date (provided, however, that in the event that any of the Leases covering all or part of the Property provide that the tenants or subtenants thereunder are responsible for direct payment of any of the expenses, such expenses shall not be apportioned as between Seller and Purchaser): (a) Property taxes in accordance with the practice prevailing in the city, county and state where the Property is located; (b) Rents if, as and when collected, including base rents, escalations, additional rent and percentage rent (“Rents”) as further described below; (c) Water, sewer, gas, electric, vault and fuel charges, if any; (d) Operating expenses for the Property, including sums due or already paid pursuant to any Service Agreements (excluding any prepaid or upfront monies paid to Seller under any Service Agreements) that are assigned to Purchaser; (e) Amounts paid pursuant to all transferable licenses and permits, on the basis of the fiscal year for which levied;

23 (f) Assessments but only for the annual installment for the fiscal year in which Closing occurs; and (g) Any rollback taxes or subsequent assessments due to change in use or ownership shall be paid by Purchaser. Notwithstanding anything contained herein, any real estate tax refunds or rebates which apply to periods before the 2024 – 2025 tax year shall remain the property of Seller, and Purchaser shall have the right to file and pursue any appeal of taxes for the 2024-2025 tax year with respect to tax assessments for the Property. Seller shall not settle any tax appeal or proceeding without Purchaser’s prior written consent, which consent shall not be unreasonably withheld. Seller shall not settle any appeal related to taxes for the Property if such settlement or compromise would have an adverse impact on the taxes for the fiscal year in which Closing occurs or any subsequent tax period or on Purchaser’s ability to appeal taxes for the year of Closing or any year thereafter. Purchaser shall reasonably cooperate with Seller in connection with any currently pending appeal, and Seller shall reasonably cooperate with Purchaser to the extent it files an appeal for the 2024-2025 tax year. If Purchaser is successful in any such tax appeal related to the calendar year in which Closing occurs, Purchaser and Seller shall share in the cost of such appeal and rebates or refunds in the same proportion as the proration of real estate taxes set forth on the Seller Closing Statement executed by Seller and the Purchaser Closing Statement executed by Purchaser at Closing; provided, however, Seller shall only be required to share in the costs of any such appeal if the appeal results in an actual reduction or cost savings and to the extent that the savings exceed the cost of such appeal. For settlements related to tax years prior to the 2024-2025 tax year, Purchaser will calculate any refunds and provide Seller with the copies of the calculation, along with copies of the documentation related to refunds and Seller will provide any balance due to tenants to Purchaser. Upon receipt, Purchaser shall apply to the Property’s tenants’ accounts credits and charges if and where applicable. If Purchaser is successful in any such tax appeal attributable to Seller’s period of ownership of the Property, Purchaser and Seller shall share in the cost of any such appeal and rebates or refunds in the same proportion as the proration of the real estate taxes set forth on the Seller Closing Statement executed by Seller and the Purchaser Closing Statement executed by Purchaser at Closing. Purchaser will also calculate and apply credits and charges to tenant’s accounts, where applicable Purchaser will provide copies of this calculation, along with copies of the billings, to Seller, together with any balance due to Seller. (h) The provisions of this Section 11.2 shall survive Closing and the delivery of the Deed and shall not be deemed merged into the Deed or any instrument of conveyance delivered at the Closing. 11.3 Rents. (a)Purchaser will receive a credit for all prepaid Rents, if any, paid by any tenants. Rents under the Leases will be adjusted and pro-rated on an “if, as, and when collected” basis. If, on the Closing Date, there are any unpaid rents for the month of Closing or past due Rents owed by any tenant for any prior period, Rents collected by Purchaser after the Closing Date from such tenants will be applied: first, to amounts due Purchaser for periods following the month in which Closing occurred, second, to the month of Closing; third, to amounts due Seller for periods prior to the month in which Closing occurred. The party receiving such amount shall pay

24 to the other party the portion to which it is entitled, within ten (10) Business Days of its receipt of same. (b) Supplementing subsection (a) above, additional or escalation rent based upon (x) a percentage of sales or (y) tenant’s share of real estate taxes, operating expenses, labor costs, costs of living indices or porter’s wages (collectively, “Overage Rent”) shall be adjusted and pro-rated on an “if, as and when collected” basis. The following shall apply to the extent Overage Rent is billed on the basis of landlord’s estimates or an annual budget, which is subject to subsequent reconciliation and readjustment with each such tenant at the end of the applicable year: (i) At least two (2) Business Days prior to the Closing Date, Seller shall provide Purchaser with a reconciliation statement for calendar year 2024 through the end of the calendar month preceding the Closing Date, with all necessary supporting documentation, as to the Overage Rent paid by the tenants for calendar year 2024. Such reconciliation statement shall indicate any difference between the Overage Rent paid by the tenants (based on Seller’s annual 2024 budget for real estate taxes and operating expenses) and the amount that should have been paid by the tenants through the Closing Date (based on the actual expenses covering such time period); (ii) If Seller has collected more on account of such Overage Rent than such actual amount for such time period (with it being acknowledged that such calculation shall be made only with respect to actually collected Overage Rent sums for such time period, and not any such sums that may be so receivable from tenants), then the amount of such difference shall be credited to Purchaser at Closing; (iii) If Seller has collected less from the tenants for Overage Rents than the actual amounts for such time period, then the amount of such under-collected rents shall be credited to Seller at Closing; (iv) Any Seller proposed prorations relating to Overage Rent shall be subject to Purchaser’s review and reasonable approval. Upon written request of either party to the other delivered on or before the date that is six (6) months after Closing, Overage Rent shall be reprorated as of Closing. (c) The provisions of this Section 11.3 shall survive Closing and the delivery of the Deed and shall not be deemed merged into the Deed or any instrument of conveyance delivered at Closing. 11.4 Costs Incurred Under New Leases. At Closing, Seller shall receive a credit from Purchaser in the aggregate amount of all amounts (including tenant concessions and tenant improvement costs, tenant relocation costs, landlord work costs, and leasing commissions and fees) incurred by Seller prior to Closing under or in connection with any New Leases and any applicable commission agreement, including any legal fees and costs incurred by Seller in connection with the negotiation of any New Lease and any applicable commission agreement.

25 11.5 Security Deposits. All security or similar deposits made by any of the tenants of the Property now held by Seller, as shown on Exhibit B-1, or hereafter received by Seller prior to Closing, will be turned over or credited to Purchaser at Closing, less any portions thereof that have been applied in accordance with the applicable Lease. Seller shall not apply any deposits after the Effective Date without Purchaser’s prior written consent. If Seller is holding any Security Deposits in the form of letters of credit, Purchaser will not receive a credit for such Security Deposits. Purchaser will indemnify and hold Seller harmless and free from any liability with respect to security deposits turned over or credited to Purchaser and such hold harmless will include any security deposits in the form of letters of credit which are transferred to or re-issued in the name of Purchaser. Seller shall reasonably cooperate with Purchaser to cause Security Deposits that are in the form of a letter of credit or other instrument to be transferred to or re-issued in the name of Purchaser, provided that Purchaser shall be responsible for payment of any transfer fees that may be required by the banking or other institution issuing such letter of credit, and, until such transfer or re-issuance, Seller shall, as Purchaser’s agent and at its direction, draw on any letter of credit in accordance with the applicable Lease and deliver the proceeds to Purchaser. In the event Purchaser makes such a direction, and Seller effects a draw on the letter of credit and delivers the applicable proceeds to Purchaser, Purchaser agrees to indemnify, defend, and hold Seller harmless from any claims arising therefrom, including any assertion by a tenant that such draw was wrongful or a breach of the applicable Lease, which indemnification shall be inclusive of reasonable attorneys’ fees, expenses and disbursements. Any out-of-pocket expense incurred by Seller in such cooperation shall be promptly reimbursed by Purchaser. The provisions of this Section 11.5 shall survive Closing and the delivery of the Deed and shall not be deemed merged into the Deed or any instrument of conveyance delivered at Closing. 11.6 Final Adjustment After Closing. If final bills are not available or cannot be issued prior to Closing for any item being prorated under this Article, including calendar year Overage Rent reconciliations, if any, then Purchaser and Seller agree, provided a specific request therefor is made within six (6) months of the Closing Date, to allocate such items on a fair and equitable basis as soon as such bills are available, final adjustment to be made as soon as reasonably possible after Closing. Payments in connection with the final adjustment will be due within ten (10) Business Days of notice. Purchaser and Seller agree to cooperate and to use commercially reasonable efforts to complete such adjustments not more than sixty (60) days after Closing. In addition, if any obvious error in either the calculations or amount of final figures used in a closing adjustment is discovered within sixty (60) days after Closing, Purchaser and Seller agree to correct such error promptly upon notice from the other party and to use commercially reasonable efforts to complete such adjustment within such sixty (60) day period after Closing. This Section 11.6 shall survive Closing and the delivery of the Deed and shall not be deemed merged into the Deed or any instrument of conveyance delivered at Closing. 11.7 Actual Number of Days. All pro-rations and/or adjustments provided for in this Agreement will be made based on the actual number of days in the month, unless specifically stated otherwise.

26 ARTICLE XII DEFAULT 12.1 Default by Purchaser. IF PURCHASER FAILS TO CONSUMMATE THIS AGREEMENT FOR ANY REASON OTHER THAN SELLER’S DEFAULT OR THE PERMITTED TERMINATION OF THIS AGREEMENT BY EITHER SELLER OR PURCHASER AS PROVIDED FOR IN THIS AGREEMENT, SELLER WILL BE ENTITLED, AS ITS SOLE REMEDY, TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES FOR THE BREACH OF THIS AGREEMENT. IT IS AGREED BETWEEN SELLER AND PURCHASER THAT THE ACTUAL DAMAGES TO SELLER IN THE EVENT OF SUCH BREACH ARE IMPRACTICAL TO ASCERTAIN, AND THE AMOUNT OF THE DEPOSIT IS A REASONABLE ESTIMATE THEREOF. NOTWITHSTANDING THE FOREGOING, SELLER SHALL RETAIN ALL ITS RIGHTS PURSUANT TO THIS AGREEMENT, AT LAW AND/OR IN EQUITY, AND NOTHING CONTAINED IN THIS SECTION 12.1, WILL LIMIT THE LIABILITY OF PURCHASER UNDER (I) ANY INDEMNITY PROVIDED BY PURCHASER UNDER THIS AGREEMENT; (II) ANY OF THE DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED TO SELLER PURSUANT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT, OR (III) ANY ACTIONS COMMENCED AFTER CLOSING WITH RESPECT TO ANY OBLIGATION OR REPRESENTATION OF PURCHASER, WHICH BY THE TERMS OF THIS AGREEMENT SURVIVES CLOSING, INCLUDING BUT NOT LIMITED TO, PROVISIONS REGARDING CONFIDENTIALITY AND PAYMENT OF BROKERAGE FEES. _____________RB_______________ SELLER’S INITIALS _____________JF_______________ PURCHASER’S INITIALS 12.2 Default by Seller. In the event Seller shall refuse or fail to convey the Property as herein provided for any reason other than (i) breach or default by Purchaser under this Agreement, or (ii) any other provision of this Agreement which permits Seller to terminate this Agreement or otherwise relieves Seller of the obligation to convey the Property, Purchaser’s sole and exclusive remedies will be either to: (a) terminate this Agreement and receive a refund of the Deposit and Purchaser may recover its direct and actual out-of-pocket expenses and costs in connection with this transaction, which expenses and costs shall not exceed $175,000.00 in aggregate in full consideration of any claims Purchaser may have against the Seller or (b) to commence within sixty (60) days of the date Closing was to have occurred and diligently prosecute an action in the nature of specific performance. If an action in the nature of specific performance is not an available remedy as a result of Seller’s transfer of the Property to a bona fide third-party purchaser in violation of the terms of this Agreement, then (i) the Deposit will be returned to Purchaser (less the Independent Consideration, which shall be paid to Seller), (ii) Seller shall pay to Purchaser fifty percent (50%) of the amount by which the net cash proceeds received by Seller from the bona fide third-party purchaser exceeds the Purchase Price after the payment of all expenses incurred by Seller to sell the Property, including, without limitation, third-party costs such as attorneys’ fees, brokerage commissions, transfer taxes, and other closing costs, and (iii) Seller shall reimburse Purchaser for its direct and actual out-of-pocket expenses and costs in connection with

27 this transaction, which expenses and costs shall not exceed $175,000.00 in the aggregate, and the parties shall be released from their obligations under this Agreement (except those that expressly survive termination of this Agreement). Under no circumstances will Purchaser have available to it an action at law or otherwise for damages, except as may be expressly set forth in this Agreement. ARTICLE XIII REPRESENTATIONS AND WARRANTIES 13.1 Seller’s Representations and Warranties. Seller represents and warrants to Purchaser the following as of the Effective Date and as of the Closing Date, provided, however, that subject to the provisions of Section 15.23(b), Purchaser’s remedies in the instance that any of Seller’s Representations are known to be untrue as of the Closing Date, are limited to those set forth in Article XII: (a) Seller is validly existing and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Agreement and is qualified to do business in and is in good standing in the state where the Property is located; and has or at Closing will have the entity power and authority to sell and convey the Property and to execute the documents to be executed by Seller and prior to Closing will have taken, as applicable, all corporate or equivalent entity actions required for the execution and delivery of this Agreement, and the consummation of the transactions contemplated by this Agreement. (b) Seller has all necessary approvals to execute and deliver this Agreement and perform its obligations hereunder, and to Seller’s knowledge, no other authorization or approvals, whether of governmental bodies or otherwise, will be necessary in order to enable Seller to enter into or comply with the terms of this Agreement. (c) This Agreement and the other Closing Documents to be executed by Seller hereunder, upon execution and delivery thereof by Seller, will have been duly executed and delivered by Seller. To Seller’s knowledge, neither this Agreement nor anything provided to be done under this Agreement violates or shall violate any contract, document, understanding, agreement or instrument to which Seller is a party or by which it is bound. (d) Seller is a “United States person” within the meaning of Sections 1445(f)(3) and 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”). (e) To Seller’s knowledge, the Leases provided to Purchaser by Seller are true and correct copies of the Leases between Seller and the tenants thereunder, including any and all amendments thereof. The Schedule of Existing Tenants attached hereto as Exhibit B was prepared for Seller by Seller’s third-party manager of the Property, and, to Seller’s knowledge, lists all Leases as of the Effective Date, and is the schedule of Leases maintained by Seller and relied on by Seller for internal administration purposes. To Seller’s knowledge, no material default exists under the Leases. Except as set forth on Schedule 13.1(e) attached hereto, to Seller’s knowledge, as of the Effective Date, there are

28 no unpaid leasing commissions, tenant improvement costs or free rent for which Seller is responsible as landlord under the existing terms of the Leases (excluding any New Leases). (f) To Seller’s knowledge, Seller has received no written notice from any governmental body or agency of any violation or alleged violation of any zoning ordinance, land use law or building code with respect to the Property, which violation or alleged violation has not been corrected. (g) To Seller’s knowledge, Seller has received no written notice from any governmental body or agency of any pending or threatened condemnation proceeding against the Property or any formal notice of condemnation with respect to the Property. (h) To Seller’s knowledge, Seller has received no written notice from any governmental body or agency of any violation or alleged violation of any applicable law with respect to Hazardous Materials on the Property. (i) Seller (which for this purpose includes its partners, members, principal stockholders and any other constituent entities) (i) has not been designated as a “specifically designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, https://www.treasury.gov/ofac/downloads/sdnlist.pdf, or at any replacement website or other replacement official publication of such list and (ii) is currently in compliance with and will at all times during the term of this Agreement (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control of the Department of the Treasury and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto. (j) To Seller’s knowledge, no pending or threatened (in writing) litigation against Seller involving the Property or any party having an ownership in or otherwise controlling Seller exists which if determined adversely would restrain or otherwise adversely affect the consummation of the transaction contemplated by this Agreement or would declare illegal, invalid or non-binding any of Seller’s obligations or covenants to Purchaser under this Agreement. (k) To Seller’s knowledge, the Service Agreements provided to Purchaser by Seller are true and correct copies of the Service Agreements relevant to the Property, including any and all amendments thereof. (l) There are no employees who are employed by Seller or engaged by Seller in the operation, management or maintenance of the Property whose employment will continue as an obligation of Purchaser after Closing. On and after Closing, there will be no obligations concerning any pre-Closing employees or any property manager of Seller, nor will there be any property management agreement which will be binding on Purchaser or the Property.

29 (m) Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller’s creditors, (iii) to Seller’s knowledge, suffered the appointment of a receiver to take possession of all, or substantially all, of Seller’s assets, (iv) to Seller’s knowledge, suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets, or (v) made an offer of settlement, extension or composition to its creditors generally. (n) There is no ongoing work by any contractors ordered by, through or under Seller (excluding work ordered by and being performed by tenants (as opposed to Seller) under Leases), that may give rise to a lien against the Property that will not be paid in full by Seller at or before Closing. (o) The rent roll and operating statements of the Property generated by Seller and heretofore or hereafter furnished to Purchaser are the same rent roll and operating statements used by Seller in its ordinary operation and management of its Property. 13.2 Definition of Seller’s Knowledge. Any representation and/or warranty made “to Seller’s knowledge” will not be deemed to imply any duty of inquiry. For purposes of this Agreement, the term Seller’s “knowledge” means the actual knowledge of the Designated Representative of Seller, without taking into account any constructive or imputed knowledge, and will not be construed to refer to the knowledge of any other officer, director, agent, employee or representative of Seller, or any affiliate of Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term “Designated Representative of Seller” refers to [omitted] and [omitted], who are responsible for overseeing the management and operation of the Property for Seller. 13.3 Purchaser’s Representations and Warranties. For the purpose of inducing Seller to enter into this Agreement and to consummate the sale and purchase of the Property in accordance herewith, Purchaser represents and warrants to Seller the following as of the Effective Date and as of the Closing Date: (a) Purchaser is a Delaware limited liability company, validly existing and in good standing under the laws of the state of its formation set forth in the initial paragraph of this Agreement and is qualified to do business in and is in good standing in the state where the Property is located. (b) Purchaser, acting through any of its duly empowered and authorized officers or members, has all necessary entity power and authority to transact the business in which it is engaged, and has full power and authority to enter into this Agreement, to execute and deliver the documents and instruments required of Purchaser herein, and to perform its obligations hereunder; and no consent not obtained of any of Purchaser’s partners, directors, officers or members is required to so empower or authorize Purchaser. The compliance with or fulfillment of the terms and conditions hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any agreement to which Purchaser is a party or by which Purchaser is otherwise

30 bound, which conflict, breach or default would have a material adverse effect on Purchaser’s ability to consummate the transaction contemplated by this Agreement. (c) No pending or, to the knowledge of Purchaser, threatened (in writing) litigation against Purchaser or any party having an ownership or controlling interest in Purchaser exists which if determined adversely would restrain or otherwise adversely affect the consummation of the transaction contemplated by this Agreement or would declare illegal, invalid or non-binding any of Purchaser’s obligations or covenants to Seller under this Agreement. (d) Other than Seller’s Representations, Purchaser has not relied on any representation or warranty made by Seller or any representative of Seller, including Broker (as defined below), in connection with this Agreement and Purchaser’s acquisition of the Property. (e) Purchaser (which for this purpose includes its partners, members, principal stockholders and any other constituent entities) (i) has not been designated as a “specifically designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, https://www.treasury.gov/ofac/downloads/sdnlist.pdf, or at any replacement website or other replacement official publication of such list; (ii) is currently in compliance with and will at all times during the term of this Agreement (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Asset Control of the Department of the Treasury and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto; and (iii) has not used and will not use funds from illegal activities for any portion of the Purchase Price, including the Deposit. (f) (i) Purchaser is not an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”), which is subject to Title I of ERISA, or a “plan” as defined in Section 4975(e)(1) of the Code, which is subject to Section 4975 of the Code; and (ii) the assets of Purchaser do not constitute “plan assets” of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code; and (iii)(a) Purchaser is not a “governmental plan” within the meaning of Section 3(32) of ERISA, and assets of Purchaser do not constitute plan assets of one or more such plans; or (b) transactions by or with Purchaser are not in violation of state statutes applicable to Purchaser regulating investments of and fiduciary obligations with respect to governmental plans. 13.4 Seller Survival Period. The representations and warranties made by Seller in Section 13.1 shall survive for the time period(s) set forth in Section 15.23. 13.5 Purchaser Survival Period. The representations and warranties made by Purchaser in Section 13.3 (other than those made in Sections 13.3(e) and (f) which are meant to and shall survive indefinitely) shall survive Closing and delivery of the Deed for the Survival

31 Period (hereinafter defined) and shall not be deemed merged into the Deed or any instrument of conveyance delivered at Closing. ARTICLE XIV ESCROW PROVISIONS 14.1 Escrow Provisions. The Deposit and any other sums (including any interest earned thereon) which the parties agree shall be held in escrow (collectively “Escrow Funds”), shall be held by Escrow Agent, in trust and disposed of only in accordance with the following provisions: (a) Escrow Agent hereby agrees to hold, administer, and disburse the Escrow Funds pursuant to this Agreement. Escrow Agent shall invest such Escrow Funds in a segregated, interest-bearing money market account at Citibank, N.A., as provided in Section 3.2 and such Escrow Funds shall, unless otherwise expressly set forth herein, be held at such banking institution until disbursed as provided herein, and all such disbursements shall be made to the appropriate payees directly from such banking institution. In the event any interest or other income shall be earned on such Escrow Funds, such interest or other income shall become a part of the Escrow Funds and will be the property of the party entitled to the Deposit pursuant to this Agreement. Purchaser’s and Seller’s Federal Identification Numbers will be provided to Escrow Agent, if and to the extent necessary. (b) At such time as Escrow Agent receives written notice from either Purchaser or Seller, or both, setting forth the identity of the party to whom such Escrow Funds (or portions thereof) are to be disbursed and further setting forth the specific section or paragraph of this Agreement pursuant to which the disbursement of such Escrow Funds (or portions thereof) is being requested, Escrow Agent shall disburse such Escrow Funds pursuant to such notice; provided, however, that if such notice is given by either Purchaser or Seller but not both, Escrow Agent shall (i) promptly notify the other party (either Purchaser or Seller as the case may be) that Escrow Agent has received a request for disbursement, and (ii) withhold disbursement of such Escrow Funds for a period of ten (10) days after receipt of such notice of disbursement and if Escrow Agent receives written notice from either Purchaser or Seller within said ten (10) day period which notice countermands the earlier notice of disbursement, then Escrow Agent shall withhold such disbursement until both Purchaser and Seller can agree upon a disbursement of such Escrow Funds. Purchaser and Seller hereby agree to send to the other, pursuant to Section 15.6 below, a duplicate copy of any written notice sent to Escrow Agent and requesting any such disbursement or countermanding a request for disbursement. (c) In performing any of its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses, or expenses, except for willful default, gross negligence or breach of trust, and it shall accordingly not incur any such liability with respect to (i) any action taken or omitted in good faith upon advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Agreement, not

32 only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement. (d) Notwithstanding the provisions of Section 14.1(b), in the event of a dispute between Purchaser and Seller sufficient, in the sole discretion of Escrow Agent to justify its doing so or in the event that Escrow Agent has not disbursed the Escrow Funds on or before ten (10) days after the Closing Date, Escrow Agent shall be entitled to tender into the registry or custody of any court of competent jurisdiction the Escrow Funds, together with such legal pleadings as it may deem appropriate, and thereupon be discharged from all further duties and liabilities under this Agreement. Any such legal action may be brought in a federal or state court in New York County, New York or, if such courts do not have jurisdiction as to the parties or matters involved, then such court as Escrow Agent shall determine to have jurisdiction thereof. (e) Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that upon receipt of the Deposit the Escrow Agent shall hold the Escrow Funds in escrow, and shall disburse the Escrow Funds pursuant to the provisions of this Article XIV. ARTICLE XV GENERAL PROVISIONS 15.1 No Agreement Lien. In no event will Purchaser have a lien against the Property by reason of any deposits made under this Agreement or expenses incurred in connection therewith and Purchaser waives any right that it might have to so lien the Property. 15.2 Confidentiality. Either Purchaser or an Affiliated Entity (as such term is defined in Section 15.7) may have previously executed and delivered a separate Confidentiality Agreement to Seller or an affiliate of Seller, a form of which or a copy of an executed copy of which is attached hereto as Exhibit J, and the provisions of the Confidentiality Agreement attached hereto as Exhibit J (whether as a form or an executed copy) are incorporated by reference as if fully set forth herein and shall benefit Seller as “Company” thereunder. The terms of such Confidentiality Agreement, whether executed as a separate document or incorporated as part of this Agreement by reference to the form attached as Exhibit J are hereby extended through Closing or other termination of this Agreement. In furtherance of the foregoing, if Purchaser’s Affiliated Entity executed and delivered the Confidentiality Agreement to Seller or an affiliate of Seller, Purchaser hereby agrees to be bound by the terms and provisions thereof. In addition to the foregoing, the parties agree that no press release may be issued by Seller or Purchaser disclosing the price or the terms of the sale or the identity of the party not making the disclosure without the mutual consent of the parties (not to be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary contained in this Agreement, the parties acknowledge and agree that Purchaser and/or its parent entities may make any and all required public filings required by applicable securities laws or regulations or other laws or regulations (which public filings if required by applicable securities laws or regulations or other laws or regulations may include a copy of this

33 Agreement with the following redacted (i) the names and abbreviations in Section 1.1(g), Section 15.6 and Section 9 of Exhibit Q and elsewhere in the Agreement, and (ii) Exhibit B, Exhibit B- 1, Exhibit C and Schedule 13.1(e), or a summary thereof, excluding such redacted material) without the prior written approval of Seller (a “Public Filing”). 15.3 Headings; Incorporation. The captions and headings herein are for convenience and reference only and in no way define, describe or limit the scope, content or intent of this Agreement or in any way affect its provisions. The preamble and recitals are incorporated herein and made a part of this Agreement. 15.4 Brokers. Seller and Purchaser agree that Jones Lang LaSalle (the “Broker”) was the only broker with whom the parties negotiated in connection with the sale and purchase of the Property. Seller is obligated to pay any and all brokerage commissions payable to the Broker, in accordance with a separate agreement between Seller and the Broker. Seller agrees to indemnify and hold Purchaser harmless from the claims of any other party claiming a commission due it by reason of an agreement with Seller. Purchaser agrees to indemnify and hold Seller harmless from the claims of any other party claiming a commission due it by reason of an agreement with Purchaser. The provisions of this Section will survive Closing and the delivery of the Deed or termination of this Agreement and shall not be deemed merged into the Deed or any instrument of conveyance delivered at Closing. 15.5 Modifications. This Agreement may not be modified in any respect except by an instrument in writing and duly signed by the parties hereto. The parties agree that this Agreement contains all of the terms and conditions of the understanding between the parties hereto and that there are no oral understandings whatsoever between them. 15.6 Notices. Except as otherwise specifically provided in Section 4.1(b)(ix), all notices, consents, approvals, acceptances, demands, waivers and other communications (“Notice”) required or permitted hereunder must be in writing and must be sent by (i) electronic mail and (ii) either personal delivery or next day delivery by nationally recognized overnight delivery service that provides evidence of the date of delivery, in any case with all charges prepaid, addressed to the appropriate party at its address listed below. Notwithstanding the foregoing, the party who is entitled to receive any Notice under this Agreement may elect to accept delivery of such Notice by electronic mail only, but the sending party shall not be entitled to forego sending by personal delivery or next day delivery unless the receiving party affirmatively waives such secondary delivery in writing. To Seller: [omitted] With copies to: [omitted] And [omitted] To Purchaser: Core Power Acquisitions, LLC c/o The Sterling Organization, LLC 302 Datura Street, Suite 100

34 West Palm Beach, Florida 33401 Attention: Kubby Tischler Email: ktischler@sterlingorganization.com With a copy to: And D&K Law, P.A. 302 Datura Street, Suite 300 West Palm Beach, Florida 33401 Attention: Caitlin F. Steiger, Esq. Email: csteiger@diamondlawpa.com All Notices given in accordance with this Section will be deemed to have been received on the date delivered if by personal delivery or electronic mail or one (1) Business Day after having been deposited with a nationally recognized overnight delivery service, if sent by overnight delivery, or on the date delivery is refused, as indicated on the return receipt or the delivery records of the delivery service, as applicable. Notices given by counsel to a party in accordance with the above shall be deemed given by such party. 15.7 Assignment. Purchaser will not assign this Agreement or its rights hereunder without Seller’s prior written consent, which may be withheld in Seller’s sole and absolute discretion, and any attempted assignment or transfer without Seller’s consent will be null and void ab initio and of no force and effect. The foregoing notwithstanding, provided that Purchaser is in compliance with the conditions hereinafter set forth, Purchaser shall have the right to assign this Agreement, without Seller’s consent, provided (a) the assignment is effective on or before the Closing Date, (b) the assignment is to one Affiliated Entity (as defined below) created by Purchaser for the purpose of purchasing the Property, (c) the assignment is on the form attached hereto as Exhibit O and includes all of Purchaser’s right, title and interest in and to the Deposit, and provides for the assumption, for the benefit of Seller as a third-party beneficiary, of all of Purchaser’s obligations under this Agreement, (d) that such assignee has assumed any and all obligations and liabilities of Purchaser under this Agreement, but, notwithstanding such assumption, Purchaser shall continue to be liable hereunder, and (e) Purchaser provides Seller, at least seven (7) Business Days’ prior to Closing, with written notice of such assignment and executed counterparts of all documents evidencing or otherwise executed in connection with such assignment. An “Affiliated Entity” shall mean an entity controlling, controlled by or under common control with the Purchaser named herein. Any assignment which fails to meet the criteria of this Section 15.7 or to which Seller has not otherwise consented shall be null and void ab initio and of no force and effect. Purchaser shall deliver to Seller prior to Closing, and as a condition to the effectiveness of any such assignment, such supporting evidence of the foregoing as is reasonably required by Seller. 15.8 Further Assurances. Purchaser and Seller hereby agree to complete, execute and deliver to the appropriate governmental authorities any returns, affidavits or other instruments that may be required with respect to any transfer, gains, sales, stamps and similar taxes, if any, arising out of this transaction.

35 15.9 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State or Commonwealth where the Property is located without reference to such State’s conflicts of law principles. 15.10 Offer Only. This Agreement will not constitute a binding agreement by and between the parties hereto until such time as this Agreement has been duly executed and delivered by each such party, the Deposit is deposited with the Escrow Agent in accordance with this Agreement and the Independent Consideration is paid to Seller in accordance with this Agreement. 15.11 Access to Property Files. Notwithstanding anything to the contrary set forth in this Agreement, Purchaser hereby agrees that for a period of six (6) months following Closing, Purchaser shall maintain and Seller shall have, upon reasonable prior notice to Purchaser, reasonable access to copies of materials that relate to a dispute between Seller and a third party, including, a tenant of the Property, with respect to Seller’s period of ownership thereof. In addition, all files at the Property that relate to tenants who have vacated their units at the Property prior to Closing (collectively, the “Former Tenant Lease Files”), together with any and all rights, defenses, causes of action and claims relating thereto, shall remain the property of Seller. The Former Tenant Lease Files may be removed from the Property by Seller on or prior to Closing. 15.12 E-mail or PDF Signatures. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement with the same effect as if the parties had signed the same signature page. Counterparts may be delivered via electronic mail that includes a pdf signature or an electronic signature complying with the U.S. federal Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001, et seq., (ESIGN Act of 2000) (e.g., via www.docusign.com or other similar electronic signature transmission and confirmation method). Any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. None of the parties executing this Agreement shall raise the use of electronic methods as a means of signing this Agreement or the use of e-mail as a means of delivering a signature to this Agreement or any amendment hereto as a defense to the formation or enforceability of a contract, and each such party hereby forever waives any such defense. Delivery of the execution original of this Agreement or any e-mail signature or PDF thereof may be given on behalf of a party by the attorney of such party. 15.13 Severability. If any portion of this Agreement becomes or is held to be illegal, null or void or against public policy, for any reason, the remaining portions of this Agreement will not be affected thereby and will remain in force and effect to the fullest extent permissible by law. 15.14 No Waiver. No waiver by Purchaser or Seller of a breach of any of the terms, covenants or conditions of this Agreement by the other party will be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. No waiver of any default by Purchaser or Seller under this Agreement will be implied from any omission by the other party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect a default other than as specified in such waiver. The consent or approval by Purchaser or Seller to or of any act by the other party requiring the consent or approval of the first party will not be deemed to waive or render

36 unnecessary such party’s consent or approval to or of any subsequent similar acts by the other party. 15.15 Counterparts. This Agreement may be executed in counterparts, each of which, when taken together shall constitute fully executed originals. 15.16 Limitation of Liability. If Purchaser becomes aware after Closing of any breach and/or violation of any of Seller’s Representations or of any other matter for which Seller would or could become liable to Purchaser, whether hereunder or under any Closing Document, and Purchaser timely commences any action(s) to enforce any alleged breach and/or violation of any of Seller’s Representations or to enforce any other claims for liability against Seller and, notwithstanding any provision to the contrary contained herein or in any document executed by Seller pursuant hereto or in connection herewith, in no event shall Seller be liable for any special, consequential, speculative, punitive or similar damages, nor shall Seller’s liability in any such event or events exceed in the aggregate $2,000,000.00 (“Seller’s Maximum Liability”) and no claim by Purchaser may be made and Seller shall not be liable for any judgment in any action based upon any such claim unless and until Purchaser’s claims are for an aggregate amount in excess of $100,000.00 (the “Floor”), in which event Seller’s liability respecting any final judgment concerning such claim(s) shall be for the entire amount thereof, subject to Seller’s Maximum Liability. The amount of Seller’s Maximum Liability shall be inclusive of attorneys’ fees, expenses and disbursements and ancillary court and experts’ costs and fees. The limitation as to Seller’s liability in this Section 15.16 does not apply to Seller’s liability with respect to pro-rations and adjustments under Article XI or Seller’s actual fraud. During the Survival Period or such longer period as any claim brought within the Survival Period remains unresolved, Seller agrees that it shall not dissolve or liquidate the Seller entity, it shall remain in valid existence, duly organized, and in good standing under the laws of the State of Delaware and that it shall maintain a net worth in an amount equal to the Seller’s Maximum Liability, which Purchaser acknowledges and agrees may be satisfied by Seller maintaining cash and/or securities and/being the holder of a demand note or the beneficiary of a reimbursement obligation from Seller’s direct or indirect owner(s). The provisions of this Section 15.16 shall survive Closing and the delivery of the Deed and shall not be deemed merged into the Deed or any instrument of conveyance delivered at Closing. 15.17 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. 15.18 Successors and Assigns. Subject to the limitations set forth elsewhere in this Agreement, each and all of the provisions of this Agreement will inure to the benefit of and will be binding upon the successors-in-interest and permitted assigns of the parties hereto. As used in the foregoing, “successors” refers to the successors to all or substantially all of the assets of the parties hereto and to their successors by merger or consolidation. 15.19 No Partnership or Joint Venture. Seller or Purchaser will not, by virtue of this Agreement, in any way or for any reason be deemed to have become a partner of the other in the conduct of its business or otherwise, or a joint venturer. In addition, by virtue of this Agreement

37 there shall not be deemed to have occurred a merger of any joint enterprise between Purchaser and Seller. 15.20 No Recordation. Seller and Purchaser each agrees that neither this Agreement nor any memorandum or notice hereof shall be recorded, and Purchaser further agrees (a) not to file any notice of pendency, lis pendens or other instrument (other than a judgment) against the Property or any portion thereof, and (b) to be responsible for and to indemnify Seller against all Liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller by reason of the filing by Purchaser of any such notice of pendency, lis pendens or other instrument. If Purchaser fails to comply with the terms hereof by recording or attempting to record this Agreement or a notice thereof, such act shall not operate to bind or cloud the title to the Property. Seller shall, nevertheless, have the right forthwith to institute appropriate legal proceedings to have the same removed of record and Purchaser shall cover all costs and fees associated therewith. If Purchaser or any agent, broker or counsel acting for Purchaser shall cause or permit this Agreement or a copy thereof to be filed in an office or place of public record (excluding for the avoidance of doubt any required Public Filing in accordance with Section 15.2), Seller, at its option, and in addition to Seller’s other rights and remedies, may treat such act as a default of this Agreement on the part of the Purchaser. The provisions of this Section 15.20 shall survive any termination of this Agreement. 15.21 Designation Agreement. Section 6045(e) of the United States Internal Revenue Code and the regulations promulgated thereunder (herein collectively called the “Reporting Requirements”) require an information return to be made to the United States Internal Revenue Service, and a statement to be furnished to Seller, in connection with the Transaction. Escrow Agent is either (x) the person responsible for closing the Transaction (as described in the Reporting Requirements) or (y) the disbursing title or escrow company that is most significant in terms of gross proceeds disbursed in connection with the Transaction (as described in the Reporting Requirements). Accordingly: (a) Escrow Agent is hereby designated as the “Reporting Person” (as defined in the Reporting Requirements) for the Transaction. Escrow Agent shall perform all duties that are required by the Reporting Requirements to be performed by the Reporting Person for the Transaction. (b) Seller and Purchaser shall furnish to Escrow Agent, in a timely manner, any information requested by Escrow Agent and necessary for Escrow Agent to perform its duties as Reporting Person for the Transaction. (c) Each of the parties hereto shall retain this Agreement for a period of four (4) years following the calendar year during which Closing occurs. The provisions of this Section 15.21 will survive the Closing and the delivery of the Deed and shall not be deemed merged into the Deed or any instrument of conveyance delivered at the Closing. 15.22 Section 1031 Exchanges. Purchaser and Seller agree that, at either Purchaser’s or Seller’s sole election, this transaction may be structured as an exchange of like-kind properties

38 under Section 1031 of the Code, and the regulations and proposed regulations thereunder. The parties agree that if either wishes to make such election, it must do so by written notice to the other party at least five (5) Business Days prior to the Closing Date. If either so elects, the other shall reasonably cooperate, provided any such exchange is consummated through a qualified intermediary and pursuant to an agreement that is mutually acceptable to Purchaser and Seller and which shall be executed and delivered on or before the Closing Date. The electing party shall in all events be responsible for all liability, costs and expenses related to the Section 1031 exchange and shall fully indemnify, defend and hold the other harmless from and against any and all liability, claim, damages, expenses (including reasonable attorneys’ fees, expenses and disbursements), proceedings and causes of action of any kind or nature whatsoever arising out of, connected with or in any manner related to such Section 1031 exchange that would not have been incurred by the non-electing party if the transaction were a purchase for cash. In no event shall any party be required to take record title to any property other than the Property in connection with such transaction, nor shall the non-electing party be required to take an assignment of the purchase agreement for the replacement property. Seller shall not by any agreement or acquiescence to an exchange have its rights under this Agreement affected or diminished in any manner or be responsible for compliance with or be deemed to have warranted to Purchaser that the exchange in fact complies with the Code. 15.23 Seller Survival Period. (a) Seller’s covenants, agreements, indemnities, warranties and representations contained in this Agreement and in any document executed by Seller pursuant to this Agreement (except for those set forth in Sections 1.8, 13.1(d), 13.1(i), 15.16, 15.21 and this Section 15.23 which are meant to and shall survive indefinitely) and in any Closing Document (except as may be expressly provided in any Closing Document) shall survive Purchaser’s purchase of the Property only for a period commencing on the Closing Date and ending nine (9) months after the Closing Date or, if another period of time is specified, such other period of time (as applicable, the “Survival Period”). It is expressly agreed that any action, suit or proceeding with respect to the truth, accuracy or completeness of all representations and warranties in this Agreement or the breach of any covenant or agreement in this Agreement or in any Closing Document (except as set forth above), shall be commenced, if at all, on or before the end of the Survival Period (time being of the essence) and, if not commenced on or before such date, thereafter will be void and of no force or effect. Purchaser shall provide written notice to Seller prior to the expiration of the Survival Period of any alleged breach of such covenants, indemnities, warranties or representations and shall allow Seller thirty (30) days within which to cure such breach, or, if such breach cannot reasonably be cured within thirty (30) days, an additional reasonable period of time so long as a cure has been commenced and is being diligently pursued. If Seller fails to cure such breach after written notice and within such cure period, Purchaser’s sole remedy shall be an action at law for actual damages as a consequences thereof, which must be commenced, if at all, within the Survival Period; provided, however, that if within the Survival Period Purchaser gives Seller written notice of such a breach and Seller notifies Purchaser of Seller’s commencement of a cure, commences to cure and thereafter terminates such cure effort, Purchaser shall have an additional thirty (30) days from the date of such termination within which to commence an action at law for damages as a consequence of Seller’s failure to cure. The Survival Period referred to herein shall apply to known as well as unknown breaches of such covenants, indemnities, warranties or representations. Purchaser’s waiver(s) and release(s) set forth in Sections 1.6, 1.7 and 1.8 shall apply fully to liabilities under such covenants, indemnities, representations and warranties and is hereby incorporated by this reference.

39 Purchaser specifically acknowledges that such termination of liability represents a material element of the consideration to Seller. (b) Notwithstanding any contrary provision of this Agreement, if Seller becomes aware during the pendency of this Agreement prior to Closing of any matters which make any of its representations or warranties untrue, Seller shall promptly disclose such matters to Purchaser in writing. In the event that Seller so discloses any matters which make any of Seller’s representations and warranties untrue in any material respect or in the event that Purchaser otherwise becomes aware during the pendency of this Agreement prior to Closing of any matters which make any of Seller’s representations or warranties untrue in any material respect, Seller shall bear no liability for such matters (provided that such untruth is not the result of Seller’s breach of any express covenant set forth in this Agreement), but Purchaser shall have the right to elect in writing on or before the Closing Date, (i) to waive such matters and complete the purchase of the Property without reduction of the Purchase Price in accordance with the terms of this Agreement, or (ii) as to any matters disclosed in accordance with this Section 15.23(b) following the expiration of the Due Diligence Period, other than those matters set forth in Section 15.23(c), to terminate this Agreement, in which event this Agreement shall be terminated and thereafter any portion of the Initial Escrow Amount (less the Independent Consideration) deposited with Escrow Agent, if any, shall be returned to Purchaser and neither party shall have any further rights or obligations to the other hereunder, except as otherwise set forth in this Agreement. (c) In the event that following the expiration of the Due Diligence Period, Seller receives notice of a violation of or a failure of the Property to comply with any law, rule, ordinance or regulation, including any matter relating to the fire, life and/or safety systems located at the Property, (A) Seller shall promptly give Purchaser notice of same, (B) Purchaser (i) shall (notwithstanding any provision to the contrary in Section 15.23(b) or elsewhere in this Agreement) not be entitled to terminate this Agreement, (ii) shall not be entitled to claim a default under this Agreement and (iii) shall be obligated to consummate the Closing without receiving a credit towards the Purchase Price as a result of such violation or failure, and (C) Seller’s Representations shall be deemed modified to reflect such violation or failure, unless such violation is due to Seller’s express breach of a covenant set forth in this Agreement. (d) The provisions of this Section 15.23 will survive Closing and the delivery of the Deed or termination of this Agreement and shall not be deemed merged into the Deed or any instrument of conveyance delivered at Closing. 15.24 Calculation of Time Periods. Unless otherwise specified in this Agreement, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is not a Business Day, in which event the period shall run until the next day which is a Business Day. 15.25 Cyber Security Incidents. In the event that any of Escrow Agent, Seller, or Purchaser experiences a Cyber Security Incident (defined below) on or prior to the Closing Date, such affected party shall promptly, and in any event not less than two (2) Business Days after the

40 incident, notify each other party to this Agreement of such Cyber Security Incident. In the event that (I) a bank or other financial institution holding funds that are to be used in the transaction contemplated by this Agreement (a “Bank”) experiences a Cyber Security Incident, the party that is responsible for directing the disbursement of such funds from the Bank shall be entitled to deliver notice hereunder as if such party were directly affected by the Cyber Security Incident within two (2) Business Days after such party learns of the Cyber Security Incident or (II) the county recorder or such other government office where any of the Closing Documents are to be recorded experiences a Cyber Security Incident, any party to this Agreement shall be entitled to deliver notice hereunder as if such party were directly affected by the Cyber Security Incident within two (2) Business Days after such party learns of the Cyber Security Incident. Following the delivery of any such notice, each of Seller and Purchaser shall have the right to extend the Closing Date until the earlier of (A) the date that is three (3) Business Days after the parties receive confirmation from the affected (or deemed affected) party that such Cyber Security Incident has been resolved or (B) ten (10) days after delivery of the notice of such Cyber Security Incident. For purposes of this Section 15.25, “Cyber Security Incident” means the (a) loss or disruption of access to, control of, or operation of, or (b) malicious unauthorized destruction, alteration, or disclosure of a System (as defined below) or the data contained within any System. For purposes of this Section 15.25, “System” means information technology systems, operational technology systems, networks, internet-enabled applications or devices, or equipment, including hardware and software. 15.26 Natural Hazard Disclosure Statement. Seller hereby discloses to Purchaser that natural hazards described in the following California code sections (the “Natural Hazard Laws”) may affect the Property: (A) Govt. Code Section 8589.3 (Special Flood Hazard Area); (B) Govt. Code Section 8589.4 (Inundation Area); (C) Govt. Code Section 51183.5 (Fire Hazard Severity Zone); (D) Public Resource Code Section 2621.9 (Earthquake Fault Zone); (E) Public Resource Code Section 2694 (Seismic Hazard Zone); and (F) Public Resource Code Section 4136 (Wildland Area). Purchaser acknowledges that, prior to the Effective Date, Seller has delivered to Purchaser reports prepared by a third party provider, containing disclosures with respect to the foregoing matters and such other matters as are commonly included in a commercial property disclosure report (collectively, the “Natural Hazards Disclosure Statement”). Seller does not warrant or represent either the accuracy or completeness of the information in the Natural Hazard Disclosure Statement, and Purchaser shall use the same merely as a part in its overall investigation of the Property. Purchaser acknowledges and agrees that Purchaser will independently evaluate and investigate whether any or all of such items disclosed in the Natural Hazards Disclosure Statement affect the Property, and Seller shall have no liabilities or obligations with respect thereto. The delivery of the Natural Hazards Disclosure Statement fully and completely discharges Seller from its disclosure obligations and, for the purposes of this Agreement, the provisions of Civil Code Section 1103.4 regarding the non-liability of Seller for errors and/or omissions not within its personal knowledge shall be deemed to apply, and the provider of the Natural Hazards Disclosure Statement shall be deemed to be an expert dealing with matters within the scope of its expertise with respect to the examination and written report regarding the Natural Hazard Laws. 15.27 3-14 Audit. Purchaser has informed Seller that Purchaser and/or its auditors will be required to complete, with respect to certain matters relating to the Property, an audit, pursuant to Rule 3-14 of Securities and Exchange Commission Regulation S-X (the “3-14 Audit”). In connection with the 3-14 Audit, Seller agrees to reasonably cooperate with Purchaser by providing

41 the operating statements and relevant reasonable supporting documentation of the Property for (i) the most recent complete calendar year immediately preceding the year in which Closing occurs and (ii) the interim period for the year in which Closing occurs (the “Audit Period”). Seller agrees to provide Purchaser operating statements with respect to the Property in Seller’s possession for the Audit Period prior to the expiration of the Due Diligence Period, and after Closing, Seller agrees to provide Purchaser and/or its auditors any additional reasonable financial documentation in its possession reasonably requested for purposes of any 3-14 Audit regarding the operation of the Property for the Audit Period within five (5) Business Days of such written request; provided however, such operating statements, financial documentation or information and other supporting documentation provided by Seller shall be without representation or warranty by, recourse to or liability of Seller. The provisions of this Section 15.27 shall survive Closing or the earlier termination of this Agreement for a period of six (6) months. 15.28 Indemnification for [omitted] Building Warranty. Seller shall indemnify, save and hold Purchaser, harmless against all claims, losses, costs, expenses, causes of action, liabilities, litigation, demands, proceedings and damages (including but not limited to attorneys’ fees, expenses and disbursements) suffered or incurred by Purchaser arising out of or related to the builder’s warranty contained in Section 17(D) of that certain Agreement of Lease between Seller and [omitted]; provided, however, in no event shall Seller be liable for any special, consequential, speculative, punitive or similar damages in connection with such indemnity, and Seller’s liability with regards to such indemnification shall be limited to Purchaser’s actual out-of-pocket expenses and reasonable attorneys’ fees incurred in connection with such warranty obligation and further subject to the terms of Section 15.16, including, without limitation, the provisions regarding the Floor for any such indemnity claims and Seller’s Maximum Liability with regards to any such indemnity claims. During the period between Closing and [omitted] or such longer period as any claim under this Section 15.28 brought within such aforementioned period remains unresolved, Seller agrees that it shall not dissolve or liquidate the Seller entity, it shall remain in valid existence, duly organized, and in good standing under the laws of the State of Delaware and that it shall maintain a net worth in an amount equal to $[omitted], which Purchaser acknowledges and agrees may be satisfied by Seller maintaining cash and/or securities and/or being the holder of a demand note or the beneficiary of a reimbursement obligation from Seller’s direct or indirect owner(s). The provisions of this Section 15.28 shall survive Closing until [omitted].

S-1 IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto, as of the Effective Date. SELLER: TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company By: /s/ Ryan Boan Name: Ryan Boan Title: Authorized Signer [PURCHASER’S SIGNATURE ON SEPARATE PAGE.]

S-2 IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto, as of the Effective Date. PURCHASER: CORE POWER ACQUISITIONS, LLC, a Delaware limited liability company By: Core Power, LLC, a Delaware limited liability company, its Managing Member By: Sterling Core Power, LLC, a Delaware limited liability company, its Manager By: /s/ Jordan Fried Name: Jordan Fried Title: Vice President [SELLER’S SIGNATURE ON SEPARATE PAGE.]

S-3 AGREEMENT OF ESCROW AGENT The undersigned has executed this Agreement solely to confirm its agreement to (a) hold the Escrow Funds in escrow in accordance with the provisions hereof and (b) comply with the provisions of Article XIV and Sections 15.21 and 15.25. ESCROW AGENT: CHICAGO TITLE INSURANCE COMPANY By: /s/ Lisa Zicchinella Name: Lisa Zicchinella Title: VP / National Underwriter

1 SCHEDULE 1 RULES OF CONSTRUCTION (a) References in this Agreement to numbered Articles and Sections are references to the Articles and Sections of this Agreement. References to any numbered or lettered Exhibits or Schedules are references to the Exhibits or Schedules attached to this Agreement, all of which are incorporated in and constitute a part of this Agreement. Article, Section, Exhibit and Schedule captions are for reference only and do not describe or limit the substance, scope or intent of the individual Articles, Sections, Exhibits or Schedules. (b) The terms “include”, “including” and similar terms are construed as if followed by the phrase “without limitation” unless such words or the words “but not limited to” already immediately follow. (c) The terms “Land”, “Improvements”, “Fixtures and Personal Property” and “Property” are construed as if followed by the phrase “or any part thereof”. (d) The singular of any word includes the plural and the plural includes the singular. The use of any gender includes all genders. (e) The terms “person”, “party” and “entity” include natural persons, firms, partnerships, limited liability companies and partnerships, corporations and any other public or private legal entity. (f) The term “provisions” includes terms, covenants, conditions, agreements and requirements. The term “terms” includes provisions, covenants, conditions, agreements and requirements. (g) The term “amend” includes modify, supplement, renew, extend, replace or substitute and the term “amendment” includes modification, supplement, renewal, extension, replacement and substitution. (h) Reference to any specific law or to any document or agreement, includes any future amendments, modifications, supplements and replacements to the law, document or agreement, as the case may be. (i) No inference or construction in favor of or against a party may be drawn from the fact that the party drafted this Agreement, but shall be construed as if both parties prepared this Agreement. (j) All obligations, rights, remedies and waivers contained in this Agreement will be construed as being limited only to the extent required to be enforceable under the Law. (k) The term “Business Day” means any day other than Saturday or Sunday or legal holiday in the State of New York or the State or Commonwealth where the Property is located.

2 (l) References to any time in this Agreement means Eastern Standard Time, as such time may be adjusted to Eastern Daylight Time.

1 SCHEDULE 13.1(e) OUTSTANDING LEASING COSTS [omitted]

1 EXHIBIT A LEGAL DESCRIPTION THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN MATEO, IN THE COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: LOTS 4, 6, 7, 8, 9, 11, 13, 14 & 15, AS SHOWN ON THAT CERTAIN MAP ENTITLED "BRIDGEPOINTE-SAN MATEO", FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, STATE OF CALIFORNIA, ON MARCH 17, 1997 IN BOOK 127 OF MAPS AT PAGE(S) 81-85.

1 EXHIBIT B SCHEDULE OF EXISTING TENANTS [omitted]

1 EXHIBIT B-1 SCHEDULE OF SECURITY DEPOSITS [omitted]

1 EXHIBIT C LIST OF SERVICE AGREEMENTS [omitted]

1 EXHIBIT D FORM OF GRANT DEED RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: _____________________ _____________________ _____________________ Attention: ____________, Esq. MAIL TAX STATEMENTS TO: _____________________ _____________________ _____________________ Attention: ____________ (Space Above Line For Recorder’s Use Only) Assessor’s Parcel Number: ____________________ GRANT DEED The Undersigned Grantor Declares: DOCUMENTARY TRANSFER TAX $__________; CITY TRANSFER TAX ______________; [X] computed on the consideration or full value of property conveyed, or [ ] computed on the consideration or full value less value of liens and/or encumbrances remaining at time of sale The property is located in San Mateo, California. W I T N E S E T H: FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company (hereinafter “Grantor”), hereby GRANTS to ________________, a __________________ (hereinafter “Grantee”), the real property situated in the City of San Mateo, County of San Mateo, State of California, more particularly described in Exhibit “A” attached hereto and incorporated herein by reference and all improvements thereon (collectively, the “Property”), together with all of Grantor’s right, title and interest in and to any and all rights, privileges, tenements, easements, rights of way and appurtenances belonging or in any way appertaining to the same.

2 The Property is conveyed subject to non-delinquent real property taxes, water and sewer charges and all non-delinquent assessments (governmental and private) and unpaid installments thereof which are not yet due and payable, any matter (including any lien, encumbrance or easement) voluntarily imposed or consented to in writing by Grantee prior to or as of the date hereof, or created by, through or under Grantee, laws and governmental rules, regulations (including all building codes, zoning regulations and ordinances), that affect the Property and its use, operation and maintenance, such state of facts as are or as may be shown on an accurate and current survey of the Property and by inspection of the Property, the rights of all tenants or lessees, as tenants or lessees only, and all matters of record. EXECUTED as of ______________, 2024. [Signature Page Follows.]

3 Signature Page to Grant Deed GRANTOR: TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company By:_______________________________________ Name: ____________________________________ Title: _____________________________________ ACKNOWLEDGMENT A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. STATE OF __________ § § COUNTY OF ________ § On ___________, 2024, before me, ______________________________, personally appeared __________________________, _____________ of TREA 3010 Bridgepointe Parkway LLC, a Delaware limited liability company, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing is true and correct. Witness my hand and official seal. ______________________[Seal] Signature

4 EXHIBIT A THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN MATEO, IN THE COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: LOTS 4, 6, 7, 8, 9, 11, 13, 14 & 15, AS SHOWN ON THAT CERTAIN MAP ENTITLED "BRIDGEPOINTE-SAN MATEO", FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, STATE OF CALIFORNIA, ON MARCH 17, 1997 IN BOOK 127 OF MAPS AT PAGE(S) 81-85.

1 EXHIBIT E ASSIGNMENT AND ASSUMPTION AGREEMENT THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is entered as of this ____ day of _____, 2024 by and between TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company with its offices at c/o [omitted] (“Assignor”), as assignor, and ______________________, a _____________________ with its offices at ________________________ (“Assignee”), as assignee. W I T N E S S E T H: WHEREAS, in accordance with that certain Purchase and Sale Agreement dated as of _________________, 2024, made by and between Assignor, as seller, and Assignee, as purchaser, (the “Agreement”), Assignor has agreed to convey to Assignee that certain Property located at 3010 Bridgepointe Parkway, San Mateo, California 94404, as more particularly described on Exhibit A to the Agreement (capitalized terms used in this Assignment and not specifically defined herein will have the meanings ascribed to them in the Agreement); and WHEREAS, Assignor desires to assign its interests in and Assignee desires to accept the assignment of Assignor’s interest in the Leases and Service Agreements and, to the extent assignable, the Intangible Property on the terms and conditions provided herein including Assignee’s assumption of Assignor’s obligations under the Leases, the Service Agreements and the Intangible Property; and NOW, THEREFORE, IN CONSIDERATION of the purchase of the Property by Assignee from Assignor, and for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Assignment of the Leases. Assignor hereby assigns and transfers to Assignee as of the date hereof all of Assignor’s right, title and interest in and to the Leases described on Exhibit A attached hereto and made a part hereof including any security deposits thereunder held by Assignor and any lease guaranties pertaining to the Leases. Assignee hereby (a) accepts the assignment of all of Assignor’s right, title and interest in and to the Leases, and (b) assumes all of (i) the obligations of Assignor under and arising out of the Leases which are applicable to the period from and after the date hereof and (ii) the obligations of Assignor respecting the security deposits turned over or credited to Assignee, and Assignee will hold Assignor harmless and free from any liability with reference to the security deposits to the extent same are received by or credited to Assignee. 2. Assignment of the Service Agreements. Assignor hereby assigns and transfers to Assignee as of the date hereof all of Assignor’s right, title and interest in and to the Service Agreements with the service providers described on Exhibit B attached hereto and made a part thereof.

2 Assignee hereby (a) accepts the assignment of all of Assignor’s right, title and interest in and to the Service Agreements, and (b) assumes all the obligations of Assignor under and arising out of the Service Agreements which are applicable to the period from and after the date hereof. 3. Assignment of the Intangible Property. Assignor hereby assigns and transfers to Assignee as of the date hereof all of Assignor’s right, title and interest in and to the Intangible Property, to the extent assignable. Assignee hereby (a) accepts the assignment of all of Assignor’s right, title and interest in and to the Intangible Property, and (b) assumes all the obligations of Assignor under and arising out of the Intangible Property which are applicable to the period from and after the date hereof. 4. Non-recourse to Assignor. The assignments and transfers of Assignor made pursuant to this Assignment and Assignee’s acceptance of the same are without any representation (other than the representation of due execution set forth in paragraph 6 hereof) or warranty by Assignor and without any right of recourse against Assignor. 5. Successors and Assigns. All of the covenants, terms and conditions set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns. 6. Authority. Assignor and Assignee covenant and represent to each other that they have the power and authority to enter into this Assignment and that the persons duly executing this Assignment on behalf of Assignor and Assignee, respectively, have the requisite power and authority to do so. 7. Governing Law. This Assignment will be governed by and construed in accordance with the laws of the State in which the Property is located without reference to such State’s conflicts of laws principles. 8. Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. To facilitate execution of this Assignment, Assignor and Assignee may execute and exchange by e-mail as a portable document format (.pdf) or other electronic imaging, counterparts of the signature pages, which shall be deemed original signatures for all purposes. [SIGNATURES FOLLOW.]

3 IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written. ASSIGNOR: TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company By: _________________________________ Name: ______________________________ Title: _______________________________ [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

4 ASSIGNEE: _________________________________________ , a ________________________________________ By: _________________________________ Name: ______________________________ Title: _______________________________

5 Exhibit A LEASES

6 Exhibit B SERVICE AGREEMENTS

1 EXHIBIT F FIRPTA CERTIFICATE CERTIFICATE REGARDING FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT (ENTITY TRANSFEROR) Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee (purchaser) that withholding of tax is not required upon the disposition of a U.S. real property interest by TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company (“Transferor”), the undersigned hereby certifies, in the capacity stated below, but not in his or her individual capacity, the following on behalf of Transferor: 1. Transferor is a “disregarded entity” as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations issued under the Revenue Code; 2. The undersigned, [omitted], is, directly and/or indirectly, the owner of all of the equity interests in Transferor; 3. [omitted] is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations). 4. [omitted] is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii); 5. [omitted]’s Federal Employer Identification Number is ____________. 6. [omitted]’s and Transferor’s office address is: [omitted] 7. The address or description of the property which is the subject matter of the disposition is: 3010 Bridgepointe Parkway, San Mateo, California 94404 [omitted] understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalties of perjury, the undersigned declares that the undersigned has examined this certification and, to the best of the knowledge and belief of the undersigned, this certification

2 is true, correct and complete, and the undersigned further declares that the undersigned has the authority to sign this certification on behalf of Transferor. This certificate may be executed by electronic imaging, which shall be deemed an original signature for all purposes. DATED: ________________, 2024 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK] [SIGNATURE FOLLOWS]

[omitted]

By:______________________________

Name:______________________________

Title:______________________________

3

1 EXHIBIT G BILL OF SALE THIS BILL OF SALE (this “Bill of Sale”) is made as of this ____ day of _________, 2024 by TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company, (“Seller”), in favor of ________________, a _____________________, whose mailing address is ____________________________ (“Purchaser”). W I T N E S S E T H: WHEREAS, Seller, as seller, and Purchaser, as purchaser entered into that certain Purchase and Sale Agreement dated as of __________, 2024 (the “Agreement”). Any term with its initial letter capitalized and not otherwise defined herein shall have the meaning set forth in the Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Purchaser all of Seller’s right, title and interest in and to the Fixtures and Personal Property without representation or warranty of any kind whatsoever except as set forth in and subject to the terms of the Agreement. WITH RESPECT TO ALL MATTERS TRANSFERRED, WHETHER TANGIBLE OR INTANGIBLE, PERSONAL OR REAL, SELLER EXPRESSLY DISCLAIMS A WARRANTY OF MERCHANTABILITY AND WARRANTY FOR FITNESS FOR A PARTICULAR USE OR ANY OTHER WARRANTY EXPRESSED OR IMPLIED THAT MAY ARISE BY OPERATION OF LAW OR UNDER THE UNIFORM COMMERCIAL CODE FOR THE STATE IN WHICH THE PROPERTY IS LOCATED (OR ANY OTHER STATE). This Bill of Sale shall be binding upon and inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of Purchaser and Seller. This Bill of Sale shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State or Commonwealth in which the Property is located. This Bill of Sale may be executed by electronic imaging, which shall be deemed an original signature for all purposes. [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK] [SIGNATURE FOLLOWS]

2 SELLER: TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company By: _________________________________ Name: ______________________________ Title: _______________________________

1 EXHIBIT H OWNER’S AFFIDAVIT Title Commitment Number __________________ (the “Commitment”) BEFORE ME, the undersigned, personally appeared _____________________ (the “Affiant”), in the capacity stated below, but not in his his/her individual capacity, on behalf of TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company (“Owner”), who first being duly sworn, deposes and says, to the best of Affiant’s knowledge, to Chicago Title Insurance Company: 1. There has been no work, services or labor performed or material furnished in connection with repairs or improvements on the property by or for Owner prior to the date of this Owner’s Affidavit which remain(s) unpaid; or in the event work has been performed, services rendered, or materials furnished in connection with construction, repair, or improvement on the property described in the Commitment by or for Owner, that all such work performed, services rendered, or materials furnished will be paid by Owner in the ordinary course of business. 2. There are no parties in possession of said property other than the undersigned and the tenants listed on Exhibit “A” attached hereto and made a part hereof. 3. All management fees heretofore accrued, if any, relating to said property, have been or will be paid in the ordinary course of business. Dated as of ________ ___, 2024 [Signature follows.]

2 AFFIANT: TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company By: _________________________________ Name: ______________________________ Title: _______________________________ ACKNOWLEDGMENT A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. STATE OF __________ § § COUNTY OF ________ § On ___________, 2024, before me, ______________________________, personally appeared __________________________, _____________ of TREA 3010 Bridgepointe Parkway LLC, a Delaware limited liability company, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing is true and correct. Witness my hand and official seal. ______________________[Seal] Signature

1 EXHIBIT I TENANT ESTOPPEL CERTIFICATE TO: TREA 3010 Bridgepointe Parkway LLC, a Delaware limited liability company (“Landlord”) c/o [omitted] and: ___________ (“Purchaser”) ___________ ___________ and ___________ (“Lender”) ___________ ___________ Re: Property Address: Lease Date: __________________________ Between _____________________________, as landlord and ________________________, as tenant Square Footage Leased: Suite No. Floor: The undersigned tenant (“Tenant”) hereby certifies to Purchaser, Lender and Landlord as follows: 1. Attached hereto as Exhibit A is schedule setting forth an accurate description of the Lease, including all amendments or modifications thereto, if any. There are no other agreements written or oral between Tenant and the Landlord with respect to the Lease and/or the leased premises and building. 2. Monthly Base Rent is [_____________], [Percentage Rent is ______________], and has been paid to the first day of the current month and all additional rent has been paid and collected in a current manner. There is no prepaid rent except $__________, and the amount of the security deposit is $____________. 3. Tenant pays its actual pro rata share of real estate taxes, insurance and common area charges in accordance with the applicable provisions of the Lease, currently in the amounts of $__________ per month for real estate taxes, $__________ per month for insurance, $___________ per month for common area charges, and $_______ per month additional charges. The amount of said payment(s) are not fixed by the Lease but determined annually by Landlord in accordance with Landlord’s pro forma budget, in accordance with the applicable provisions of the

2 Lease, subject to reconciliation annually by Landlord in accordance with the applicable provisions of the Lease. 4. The Lease terminates on ___________, 20__, subject only to the following remaining renewal options: _____________________________________________________. 5. All work to be performed for Tenant under the Lease by Landlord has been performed as required and has been accepted by Tenant, except _________________________________. 6. All improvements required to be completed by Landlord have been completed and there are no sums due to Tenant from Landlord and no allowances from Landlord to Tenant that have not been paid except as follows: (if none, please state “none”): __________________. 7. The Lease is: (a) in full force and effect (b) to Tenant’s actual knowledge, free from default; and (c) to Tenant’s actual knowledge, Tenant has no claims against the Landlord or offsets against rent. 8. Tenant has no right or option pursuant to the said Lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part. Tenant does not have any right or option for additional space in the Property except as follows: (if none, please state “none”): __________________. 9. The statements contained herein may be relied upon by Landlord and by any prospective purchaser of the property of which the premises is a part (including Purchaser) and its mortgage lender, including Lender, and their respective successors and assigns. If a blank in this document is not filled in, the blank will be deemed to read “none”. If Tenant is a corporation or other entity, the undersigned signatory is duly appointed officer or other signatory and has the authority to bind the Tenant. This certificate may be executed by electronic imaging, which shall be deemed an original signature for all purposes. Dated this ____ day of _________, 2024.

3 TENANT: ____________________________________ ____________________________________ By: _________________________________ Name: ______________________________ Title: _____________________________ [EXHIBIT A TO BE ATTACHED WHEN DRAFTING]

1 EXHIBIT J CONFIDENTIALITY AGREEMENT See attached.

1 CONFIDENTIALITY AGREEMENT THIS CONFIDENTIALITY AGREEMENT (this “Agreement”) is made as of the 13th day of August, 2024 (the “Effective Date”) by Sterling Organization, a Delaware LLC, as Reviewer (the “Reviewer”), with an address at 302 Datura St, West Palm Beach, FL, Attention:_________, E-mail: aogrady@sterlingorganization.com for the benefit of TREA 3010 BRIDGEPOINTE PARKWAY LLC (the “Company”), a Delaware limited liability company, having an address at c/o [omitted]. RECITALS The Company has agreed to permit the Reviewer to review certain proprietary information pertaining to the real estate identified in Schedule A annexed hereto (collectively, the “Asset”) for the sole purpose (the “Purpose”) of determining its interest in purchasing the Asset or a direct or indirect interest therein (the “Transaction”). The Company has required the Reviewer to execute and deliver this Agreement as a condition to any right to review and inspect the information and Reviewer agrees that the information may be used for no other purpose other than the Purpose. In connection therewith, the Company has agreed to permit the Reviewer to review and inspect certain non-public documents, files and other information relating to the Asset and/or the Transaction, which information (the “Evaluation Material”) may include, but is not limited to, economic, commercial, marketing and financial information that is confidential and/or proprietary in nature. Evaluation Material includes all information regarding the Asset and/or the Transaction disclosed by or on behalf of the Company to Reviewer and any analyses, compilations and studies of such disclosed information prepared by or on behalf of the Reviewer that contain or otherwise reflect such disclosed information, other than information that (i) at the time of disclosure or thereafter is available to the public other than as a result of a breach of this Agreement; (ii) is already in Reviewer’s possession or becomes available to Reviewer on a non-confidential basis from a source other than Company, provided that, to Reviewer’s knowledge, such source is not bound by an obligation of confidentiality to Company; (iii) has been independently developed by Reviewer without violation of this Agreement; (iv) has been released from confidential treatment by written consent of Company; or (v) is generally known through no fault of Reviewer. The Evaluation Material shall also include (a) the fact that the parties are considering the Transaction, (b) any discussion, negotiations and investigations regarding the terms, conditions or other facts with respect to the Transaction, including the status thereof and the existence and terms of this Agreement, and (c) the fact that Evaluation Material has been made available to Reviewer. In consideration of being granted the opportunity to review and inspect the Evaluation Material, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Reviewer agrees as follows: AGREEMENT Section 1. Purpose. The Reviewer agrees that its review, inspection and use of the Evaluation Material shall be solely for the Purpose, and that Reviewer is not acting as an agent, representative or broker of any undisclosed party.

2 Section 2. Non-Disclosure and Use of Evaluation Material. (a) The Reviewer agrees not to disclose any of the Evaluation Material to any third party other than its Representatives (as defined below), without the prior written consent of the Company. (b) Any of the Evaluation Material that is required to be disclosed by law or by regulatory or judicial process may be disclosed without the Reviewer being in breach of its obligations under this Agreement. The Reviewer will provide the Company written notice at the address provided above (to the extent not prohibited by law) so as to enable the Company, at its sole expense, to take action to seek a protective order or other appropriate remedy to ensure confidential treatment of the Evaluation Material. The Reviewer agrees to furnish only that portion of the Evaluation Material as is legally required and agrees to cooperate with the Company on a reasonable basis in the Company’s efforts to obtain a protective order. (c) Notwithstanding the foregoing, Reviewer may disclose the Evaluation Material to its directors, officers, employees, agents, potential capital sources, attorneys and affiliates (including, without limitation, attorneys, accountants, consultants and financial advisors) (collectively, “Representatives”) who need to know such information for the Purpose, it being agreed that Reviewer shall make each such Representative aware of the confidential nature of the Evaluation Material and shall require each such Representative to treat such Evaluation Material confidentially in accordance with this Agreement. Section 3. Review of Evaluation Material. The Evaluation Material will be made available for review by Reviewer and its Representatives at a location and time and in a manner determined by the Company. Section 4. Return or Destruction of Evaluation Material. Upon the Company’s written demand to the Reviewer, the Reviewer agrees to promptly return or destroy and certify to its destruction all Evaluation Material and all handwritten summaries, notes or self-generated computer records of any items of Evaluation Material previously delivered to Reviewer or provided by the Reviewer to any Representative. Notwithstanding the foregoing, the Reviewer may retain one copy of the Evaluation Material if required by law, regulation or mandated by bona fide corporate policy, and will continue to treat the Evaluation Material in accordance with the terms of this Agreement. Furthermore, with regard to Evaluation Material in electronic form which is difficult to extract, Reviewer may retain such Evaluation Material in accordance with a bona fide, pre-existing internal document retention or disaster recovery policy applied in the usual and ordinary course of business and shall continue to treat such Evaluation Material in accordance with the terms of this Agreement. All of the Reviewer's obligations hereunder and all of the Company's rights and remedies hereunder with respect to any retained Evaluation Material shall survive termination of this Agreement. Section 5. Reliance on Third Party Reports and Other Evaluation Material. (a) The Reviewer acknowledges and agrees that the Company makes no warranties or

3 representations, whether express or implied, in fact or in law, with respect to the content, accuracy or completeness of financial statements, documents pertaining to the real property and improvements constituting the Asset and/or any of the Evaluation Material, unless expressly set forth in a separate, written purchase and sale agreement executed between the Company and the Reviewer in connection with the Transaction (herein called a “Purchase and Sale Agreement”). Such Evaluation Material is provided for informational purposes only and the Reviewer shall not have the right to rely upon, and hereby expressly agrees not to rely upon, any reports or any other Evaluation Material and may have no recourse against the Company or its affiliates, subsidiaries, shareholders, partners, members, officers, directors, trustees, employees, agents, advisors, counsel or other representatives, including without limitation, the preparers of such reports or other Evaluation Material, in the event of any errors therein or omissions therefrom or for any other reason, unless otherwise agreed to by the parties hereto in a Purchase and Sale Agreement. Only those representations and warranties that may be made by the Company in a Purchase and Sale Agreement shall have any legal effect. (b) The Reviewer’s decision to purchase or not purchase the Asset is and will be based on the Reviewer’s independent evaluation of the Asset and the Evaluation Material. The Reviewer is experienced in evaluating, owning and holding commercial real estate in the nature of the Asset. The Reviewer is familiar with the risks associated with commercial real estate transactions. (c) The Company agrees not to claim any conflict of interest solely by reason of any engineering or environmental firms whose work is part of the Evaluation Material, discussing its report with the Reviewer or the Reviewer utilizing any such firm in its investigation of the Asset or the Transaction, as the case may be, provided that the Reviewer shall be solely responsible for any associated costs and expenses. If the Reviewer utilizes any such firm, the Reviewer acknowledges and agrees that it has selected such firm on the basis of independent information and has not relied upon or received any recommendation from the Company and that such firm and the Reviewer shall be responsible for determining the appropriate level or inquiry and scope of services to be provided to the Reviewer, and such firm shall conduct such services independently of the services conducted for the Company. Although such firm may utilize records it utilized on behalf of the Company, the Reviewer and such firm shall be solely responsible for determining the need to update or further research such records, without reliance on the Company. Upon written request of the Company, the Reviewer shall cause such firm to provide the Company with a copy of any engineering or environmental report regarding such services it performs for the Reviewer at the same time it is provided to the Reviewer; provided, however, the Company agrees that any such engineering or environmental report shall not be distributed to any third party by the Company during the period that the Reviewer is evaluating the Evaluation Material. Section 6. Property Inspection. The Reviewer agrees that without written consent from the Company, the Reviewer will not seek to gain access to any non-public areas of the Asset, or to any books and records of the Asset other than those made available by the Company. The Reviewer agrees not to communicate with any tenant, property manager, engineer or other person having rights and/or responsibilities with respect to the Asset or any of the Evaluation Material without the prior written consent of the Company, unless such communication is in the ordinary course of the Reviewer’s business and does not in any way relate to or involve the Company, the Asset or any of the Evaluation Material.

4 Section 7. Termination. Notwithstanding anything to the contrary set forth herein, this Agreement shall remain in full force and effect until the earlier of (a) twelve (12) months from the date hereof, or (b) the sale, if any, of the Asset to the Reviewer or the Reviewer’s permitted affiliate or subsidiary pursuant to a Purchase and Sale Agreement in which case this Agreement shall be attached as an exhibit to the Purchase and Sale Agreement. Section 8. Remedies. The Reviewer acknowledges that the covenants contained in this Agreement are fundamental for the protection of the legitimate business and proprietary interests of the Company and its subsidiaries and/or affiliates and that in the event of a violation by the Reviewer or its Representatives of any such covenants, remedies at law would be inadequate. In the event of any violation or attempted violation of this Agreement, the Company and its subsidiaries and/or affiliates shall be entitled to specific performance and injunctive relief or other equitable remedy without any showing of irreparable harm or damage, and the Reviewer hereby waives, and shall direct its Representatives to waive, any requirement for the securing or posting of any bond or other security in connection with any such remedy. Such remedies shall not be deemed to be the exclusive remedies for any breach of this Agreement, but will be in addition to all other remedies available at law or in equity to the Company or any of its subsidiaries and/or affiliates in the event the Reviewer or any of its Representatives fails in any respect to comply with its obligations under this Agreement, the Reviewer shall be liable to the Company for such breach, and the Company shall be entitled to exercise any right, power or remedy available to the Company at law or in equity for such breach. Such remedies may include, without limitation, the right to sue for specific performance, injunctive or other equitable relief and/or damages. No forbearance, failure or delay in exercising any such right, power or remedy shall operate as a waiver thereof. The parties agree that in the event of litigation relating to this Agreement, the prevailing party, as determined by a court of competent jurisdiction, shall be entitled to reimbursement of its reasonable costs and expenses (including attorneys’ fees) incurred in connection with such litigation. Section 9. Applicable Law. This Agreement is governed by and will be construed in accordance with the laws of the State of New York without giving effect to its conflict of laws principles, other than Section 5-1401 of the New York General Obligations law. Section 10. Notices. All notices and other communications required or permitted under this Agreement (“Notices”) must be in writing and must be sent by electronic mail addressed to the appropriate party at its e-mail address indicated above. The Reviewer or the Company each may change from time to time the e-mail address to which Notices must be sent by Notice given in accordance with this Section. All Notices given in accordance with this Section will be deemed to have been received on the date delivered by electronic mail. Notices given by counsel to a party in accordance with the above shall be deemed given by such party. Section 11. Unenforceable Provisions. If any provision of this Agreement is found to be illegal or unenforceable or would operate to invalidate this Agreement, then the provision will be deemed to be expunged, and this Agreement will be construed as though the provision was not contained herein and the remainder of this Agreement will remain in full force and effect. Section 12. Entire Agreement. Any agreements between the parties relating to the matters described herein are contained in this Agreement, which contains the complete and

5 exclusive statement of the agreements between the Company and Reviewer, except as the Company and Reviewer may later agree in writing to amend this Agreement. Section 13. No Oral Amendment. This Agreement may not be amended, waived or terminated orally or by any act or omission made individually by the Company or Reviewer but may be amended, waived or terminated only by a written document signed by the party against whom enforcement of the amendment, waiver or termination is sought. Section 14. No Discussion. Reviewer shall not discuss bid pricing for the Asset with any other party, other than its Representatives, or reveal to any party, other than its Representatives, the amount of the Reviewer’s bid for the Asset. Section 15. E-mail or PDF Signatures. This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement with the same effect as if the parties had signed the same signature page. Counterparts may be delivered via electronic mail that includes a pdf signature or an electronic signature complying with the U.S. federal Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001, et seq., (ESIGN Act of 2000) (e.g., via or other similar electronic signature transmission and confirmation method). Any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. None of the Parties executing this Agreement shall raise the use of electronic methods as a means of signing this Agreement or the use of e-mail as a means of delivering a signature to this Agreement or any amendment hereto as a defense to the formation or enforceability of a contract, and each such Party hereby forever waives any such defense. Section 16. Successors and Assigns. This Agreement shall not be assignable by either party without the consent of the other party; provided, however, that the Company may assign this Agreement to its current or future affiliates without the Reviewer’s consent. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the successors and permitted assigns of each party to this Agreement. Section 17. Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT OR ACTION RELATED HERETO [SIGNATURE PAGE FOLLOWS; REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

6 IN WITNESS WHEREOF, a duly authorized representative of the Reviewer has executed this Agreement as of the date set forth above. REVIEWER: Sterling Organization By: /s/ R. Alex Caputo Date: 8/13/2024 Name (Printed): Alex Caputo Title: Vice President, Investments Company: The Sterling Organization, LLC Address: 302 Datura Street, Suite # 100 West Palm Beach, FL 33401 Phone Number: [omitted] Email Address: [omitted] Also to: [omitted]

1 SCHEDULE A Bridgepointe Shopping Center, 3010 Bridgepointe Parkway, San Mateo, CA 94404

1 EXHIBIT K ACCESS AGREEMENT See attached.

2 ACCESS AGREEMENT THIS ACCESS AGREEMENT (this “Agreement”) dated this 22nd day of August, 2024 is by and between CORE POWER ACQUISITIONS, LLC, a Delaware limited liability company (“Purchaser”), with offices at 302 Datura Street, Suite 100, West Palm Beach, Florida 33401 and TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company (“Owner”), with offices c/o [omitted]. RECITALS: A. Owner is the owner of certain real property more particularly described on Exhibit “A” attached hereto (collectively, “Property”) and made a part hereof; and B. Purchaser is considering purchasing the Property and in that connection wishes to assess the environmental, engineering, and financial aspects of the Property; and C. Purchaser has retained or will retain contractors, engineers, architects, consultants, accountants, lenders, attorneys, and/or other third party experts or representatives (collectively, “Purchaser’s Consultant”) to perform assessments of the environmental, engineering, and financial aspects of the Property; and D. Owner wishes to grant to Purchaser a license to conduct such assessments subject to certain conditions and requirements; NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows: 1. Non-Exclusive License. (a) Owner hereby grants to Purchaser a temporary non-exclusive license, subject to terms hereof, to enter upon the Property for the purpose of conducting at Purchaser’s sole expense, through Purchaser, Purchaser’s employees, agents, partners, representatives and Purchaser’s Consultant the activities on the Property specifically described (as to location, type of tests, and the like) in Exhibit “B” attached hereto and made a part of this Agreement (the “Specific Property Activities”). (b) The license shall continue in force, subject to Owner’s right of revocation described below, until the earlier of: (i) the completion of the Specific Property Activities; (ii) Purchaser’s purchase of the Property, if applicable; (iii) the termination of any written agreement to purchase the Property which is entered into by Purchaser and Owner; or (iv) thirty (30) days from the date hereof if a written agreement to purchase the Property is not entered into by Purchaser and Owner. (c) The temporary non-exclusive license to enter and conduct the Specific Property Activities upon the Property, granted to Purchaser does not constitute the grant of an easement or any other interest in the Property. 4890-9011-5290v.2 010556.00221

3 2. Purchaser’s Consultant. (a) Purchaser agrees that the Specific Property Activities shall be performed solely by Purchaser and Purchaser’s Consultant, as Purchaser’s special agent, and no other person or entity may perform such activities without the prior written consent of Owner. (b) Purchaser agrees to provide this Agreement to Purchaser’s Consultant and advise Purchaser’s Consultant that Purchaser is bound by the terms of this Agreement. 3. Access to the Property; Procedures. (a) Purchaser and Purchaser’s Consultant shall conduct the Specific Property Activities only during the days and times specified in Exhibit “B” or, if none are so specified, during normal business hours and Owner shall have the right, upon written notice to Purchaser, to impose reasonable conditions on performance of the Specific Property Activities (including, without limitation, reasonable schedule modifications) so as to minimize disturbances at the Property. (b) Purchaser shall give Owner reasonable prior notice before conducting the Specific Property Activities, including locations and times at which the activities will take place and any other information reasonably requested by Owner. (c) Purchaser shall require Purchaser’s Consultant and all personnel involved in the Specific Property Activities to contact Owner’s property management personnel not less than 48 hours in advance to arrange for entry. Owner shall be permitted to have a representative present during all Specific Property Activities at the Property. (d) Purchaser agrees that entry upon the Property shall be limited to the extent necessary for the performance of the Specific Property Activities and shall otherwise be limited as provided herein. Neither Purchaser nor Purchaser’s Consultant shall interfere with the use, occupancy or enjoyment of any tenants, subtenants or other occupants of the Property or their respective employees, contractors, customers or guests. (e) Purchaser agrees to maintain equipment and other materials in an orderly manner while they are located on the Property and to maintain them in locations specified by Owner. Purchaser agrees to remove all debris and trash resulting from the Specific Property Activities on a daily basis and to remove all equipment and other materials used by Purchaser or Purchaser’s Consultant as soon as the activity for which such equipment and other materials are used is completed. (f) Purchaser and Purchaser’s Consultant shall exercise due care in performing any Specific Property Activities and shall not cause or permit any damage or injury to be done to the Property and shall restore the Property to such condition as existed prior to such investigations. Purchaser and Purchaser’s Consultant shall comply with all applicable federal, state and local laws, rules, regulations and ordinances.

4 (g) Purchaser specifically agrees that neither it nor Purchaser’s Consultant shall contact or communicate directly with any tenant, occupant, leasing agent, property manager or regulatory agency in connection with the Property or any employee of Owner or Owner’s property manager or any other tenant, invitee or other occupant of the Property unless such communication shall have been approved by Owner; provided, however, Owner’s consent shall not be required with respect to a customary zoning and code compliance report relating to the Property except for any telephonic or face-to-face meetings or interviews with governmental officials. At Purchaser’s request, Owner and Purchaser shall schedule tenant interviews and vendor interviews (which may be in person or by telephone, Zoom, Skype or other remote form of communication) at which a representative of Owner may be present. (h) Notwithstanding anything herein contained to the contrary, Purchaser shall not be entitled to conduct any invasive physical or environmental inspection, testing or sampling at the Property, including, without limitation, any environmental testing other than a Phase I study, without the prior consent of Owner. If Owner consents to performance of a test or investigation involving physical disturbance or invasive testing of any portion of the Property, prior to conducting such testing, Purchaser shall provide Owner with a reasonably detailed testing plan outlining the scope of work and specific tests Purchaser intends to perform, including location of any borings or samples and means and methodology of the tests, and Owner may approve or deny such request in its sole discretion. Purchaser shall, at its own expense, promptly fill and compact any holes and otherwise restore any damage to the Property related to the investigations. 4. Safety; Restoration. (a) Purchaser shall take all appropriate measures for the safety of persons and property on the Property and shall comply with all legal requirements. (b) Purchaser shall restore any damage to the Property resulting from the Specific Property Activities including but not limited to repair of surface openings resulting from tests. 5. Wastes. Any and all samples, sample residues, by-products from the sampling process, extracts, well purgings, core borings and hazardous and other wastes (collectively, “Wastes”) derived from the Specific Property Activities (including, without limitation, any contaminated protective clothing or other materials used in performing the Specific Property Activities and any contaminants or infectious or radioactive material regulated now or in the future under any federal, state or local laws, ordinances, codes, statutes, regulations, administrative rules, policies and orders) when removed from the Property shall be deemed the property of Purchaser and shall be transported and disposed of by Purchaser in accordance with applicable law. 6. Indemnity. Purchaser shall indemnify, save and hold Owner, Owner’s asset management company, Owner’s property management company and their respective officers, agents, employees, directors, trustees, invitees, partners, shareholders, directors, members, successors, and assigns (collectively “Indemnitees”) harmless against all losses, costs, expenses, liens, causes of action, liabilities, claims, litigation, demands, proceedings and damages (including but not limited to attorneys’ fees, expenses and disbursements) suffered or incurred by Owner or any such Indemnitees arising out of or related to (a) the Specific Property Activities, (b) the

5 exercise of Purchaser’s rights under this Agreement, or (c) any breach by Purchaser or Purchaser’s Consultant of the terms hereof. Purchaser waives any claims against Owner arising out of the Specific Property Activities or this Agreement other than claims that are solely caused by or solely arise from any negligent or willful misconduct of Owner. Purchaser hereby assumes all responsibility for claims against Owner by Purchaser’s Consultant, and the contractors, subcontractors, employees, and agents of Purchaser and Purchaser’s Consultant other than claims that are solely caused by or solely arise from Owner’s negligence or willful misconduct. This Section 6 shall survive termination or expiration of this Agreement. If any proceeding is filed for which indemnity is required hereunder, Purchaser agrees, upon request therefor, to defend the respective Indemnitees in such proceeding at Purchaser’s sole cost and expense, utilizing counsel reasonably satisfactory to the respective Indemnitees. Any claim for indemnification under this Section 6 must be made within one (1) year from the date of termination of this Agreement, or the date of closing on the acquisition of the Property by Purchaser, whichever occurs first. 7. Insurance. (a) Purchaser shall, during the term of this Agreement and at all times during which access is available to it, maintain, and require Purchaser’s Consultant and its subcontractors and agents to maintain, in form and substance reasonably satisfactory to Owner, with insurance companies acceptable to Owner, the following insurance: (i) Comprehensive General Liability or Commercial General Liability Insurance, with limits of not less than One Million Dollars ($1,000,000) combined single limit per occurrence and not less than Two Million Dollars ($2,000,000) on a general aggregate basis, for bodily injury, death and property damage, and (ii) Excess (umbrella) liability insurance with liability insurance with limits of not less than Three Million Dollars ($3,000,000) per occurrence. Owner reserves the right to require additional coverage amount or coverage of additional risks. (b) Each policy of insurance shall: (i) name Owner, Owner’s property manager, and any other affiliate or subsidiary to which this Agreement may be assigned by Owner as additional insureds; (ii) state that such policy is primary and noncontributing with any insurance carried by Owner; (iii) contain a provision that the naming of the additional insured shall not negate any right the additional insured would have had as a claimant under the policy if not so named; and (iv) shall contain severability of interest and cross-liability clauses.

6 (c) A certificate, together with any endorsements to the policy required to evidence the coverage which is to be obtained hereunder, shall be delivered to Owner prior to entry upon the Property. The certificate shall expressly provide that no less than thirty (30) days’ prior written notice shall be given Owner in the event of any material alteration to or cancellation of the coverages evidenced by said certificate. A renewal certificate for each of the policies required in this Section shall be delivered to Owner not less than thirty (30) days prior to the expiration date of the term of such policy. (d) Any policies required by the provisions of this Section may be made a part of a blanket policy of insurance with a “per project, per location endorsement” so long as such blanket policy contains all of the provisions required herein and does not reduce the coverage, impair the rights of the other party to this Agreement or negate the requirements of this Agreement. 8. Reports and Documents. Owner has previously made or shall make available to Purchaser for Purchaser’s review within three (3) business days after the date of this Agreement, the items listed on Exhibit C attached hereto to the extent in Owner’s possession (and specifically excluding appraisals, attorney-client privileged materials, internal valuations or similar proprietary materials that may be in Owner’s possession) (collectively, the “Property Documents”). Any such Property Documents have been and shall be made available (to the extent made available) to Purchaser without representation or warranty by, or recourse against, Owner, it being agreed that Purchaser shall not rely on such documentation and shall independently verify the truth, accuracy and completeness of said information and/or items contained therein. Notwithstanding the foregoing or anything contained herein to the contrary, and as an accommodation to Purchaser (and with no liability to Owner of any kind unless Owner knew such representation to be untrue when made), Owner (x) represents that to Owner's actual knowledge, none of the Due Diligence Materials provided by Owner to Purchaser contains information that could reasonably be expected to constitute material non-public information regarding a publicly held company and (y) agrees that it will provide prompt written notice to Purchaser if it actually knows or suspects that the foregoing representation is no longer true at any time during the term of this Agreement prior to the closing of Purchaser’s acquisition of the Property and shall provide Purchaser the option as to whether it wants to receive such information before providing the same. 9. Enforcement. Owner may enforce the terms of this Agreement by any and all legal and equitable means necessary, in Owner’s sole discretion, including, without limitation, injunction and monetary damages, and Owner shall be entitled to recover court costs and reasonable attorneys’ fees from Purchaser if applicable. If Purchaser deems Owner to be in non- compliance with the terms of this Agreement, Purchaser’s sole remedy shall be to terminate this Agreement by written notice to Owner and shall in no event be entitled to damages or reimbursement of costs and expenses from Owner. 10. Privileged Information. (a) During the course of the performance of the Specific Property Activities, Purchaser may acquire knowledge concerning environmental problems that exist at the Property,

7 other knowledge concerning the Property or Owner, or knowledge of other matters of a sensitive business nature (collectively, “Privileged Information”). (b) Except as described below, neither Purchaser nor Purchaser’s Consultant shall disclose to any third party, publicize or suffer or permit any of its employees to so disclose or publicize any such Privileged Information. In the event that Purchaser believes in good faith that it is required by any legal requirement to disclose any such Privileged Information, then Purchaser shall immediately notify Owner of such belief and the reasons for such belief. If Owner within ten (10) days after receipt of such notice, advises the party that sent the notice that Owner shall itself disclose the information, then Purchaser shall not make such disclosure (unless either such party reasonably believes that it must disclose such information by law). If Purchaser reasonably believes that such disclosure is required to be made in less than the 10-day period, then the notice to Owner shall so state, and Owner’s time to respond will be reduced accordingly. Purchaser agrees to provide this Section of this Agreement to Purchaser’s Consultant and advise Purchaser’s Consultant that Purchaser is bound by the terms of this Section. Purchaser shall be responsible for any disclosure or publication of Privileged Information by Purchaser’s consultant in violation of the terms hereof. Notwithstanding the foregoing, Purchaser shall be permitted to disclose the Privileged Information to any prospective lender of Purchaser in connection with the acquisition of the Property provided Purchaser shall advise Purchaser’s prospective lender that Purchaser is bound by the terms of this Section. 11. Survival. Except as otherwise set forth herein, the obligations of Purchaser shall survive termination of the license granted hereunder and any termination of this Agreement. 12. Default. In the event of any default by Purchaser hereunder, Owner may, by notice to Purchaser, immediately terminate the license granted hereunder. 13. Mechanics’ Liens. Purchaser shall not permit any mechanics liens or any other liens to attach to the Property by reason of Purchaser’s activities at the Property, and Purchaser shall promptly remove, by payment, bonding or otherwise, any such mechanic’s liens or other liens on the Property that arise out of the Specific Property Activities or otherwise out of activities conducted by or on behalf of Purchaser. 14. Notices. All notices, consents, approvals, acceptances, demands, waivers and other communications (“Notice”) required or permitted hereunder must be in writing and must be sent by (i) electronic mail or (ii) either personal delivery or next day delivery by nationally recognized overnight delivery service that provides evidence of the date of delivery, in any case with all charges prepaid, addressed to the appropriate party at its address listed below. Notwithstanding the foregoing, the party who is entitled to receive any Notice under this Agreement may elect to accept delivery of such Notice by electronic mail only, but the sending party shall not be entitled to forego sending by personal delivery or next day delivery unless the receiving party affirmatively waives such secondary delivery in writing. To Owner: [omitted] With copies to: [omitted]

8 To Purchaser: Core Power Acquisitions, LLC c/o The Sterling Organization, LLC 302 Datura Street, Suite 100 West Palm Beach, Florida 33401 Attention: Kubby Tischler Email: ktischler@sterlingorganization.com With a copy to: D&K Law, P.A. 302 Datura Street, Suite 300 West Palm Beach, Florida 33401 Attention: Catlin F. Steiger Email: csteiger@diamondlawpa.com All Notices given in accordance with this Section will be deemed to have been received on the date delivered if by personal delivery or electronic mail or one (1) Business Day after having been deposited with a nationally recognized overnight delivery service, if sent by overnight delivery, or on the date delivery is refused, as indicated on the return receipt or the delivery records of the delivery service, as applicable. Notices given by counsel to a party in accordance with the above shall be deemed given by such party. 15. Severability. If any term in this Agreement shall be deemed unenforceable, such term shall be deemed independent from the remainder of this Agreement, the enforceability of which shall in no way be affected thereby, and the term in question shall be deemed to be rewritten so as to be enforceable to the fullest extent possible consistent with the intention of the parties. 16. Amendments. No purported alteration, amendment, change, waiver, termination or other modification of this Agreement shall be binding upon any of the parties hereto or have any other force or effect in any respect or particular, unless the same shall be in writing and signed by or on behalf of the parties to be charged therewith. 17. Merger. All prior understandings and agreements among the parties are merged in this Agreement, which alone fully and completely express the understandings among the parties thereto and which are entered into after full investigation. This Agreement shall be given a fair and reasonable construction in accordance with the intention of the parties hereto and without regard to or aid of canons requiring construction against the party responsible for the drafting of the same. 18. Non-Waiver. No failure or delay of any party in the exercise of any right given to such party hereunder, or the waiver by any party of any condition hereunder for its benefit, shall constitute a waiver of any other or further right, nor shall any single or partial exercise of any right preclude other or further exercise thereof or any other right. The waiver of any breach hereunder shall not be deemed to be a waiver of any other or subsequent breach hereof. 19. Waiver of Trial by Jury. To the extent permitted by law, the respective parties hereto shall and they hereby do waive trial by jury in any action brought by any of the parties

9 hereto against another on any matters whatsoever arising out of or in any way connected with this Agreement. 20. Non-Assignability. This Agreement and the privileges of Purchaser hereunder may not be assigned by Purchaser without the prior written consent of Owner. 21. No Agreement of Sale. The parties hereto do hereby acknowledge and agree that nothing contained herein shall constitute an acknowledgment or agreement by Owner to sell the Property to Purchaser, such sale being accomplished only following the entering into of a specific contract of sale between Owner and Purchaser in accordance with Owner having obtained requisite approval and corporate authorization. The parties further agree that Purchaser shall be free to terminate its due diligence, and each party shall be free to terminate negotiations with the other, for any reason whatsoever, at any time prior to the execution of a binding contract, without incurring liability to the other, except with respect to the provisions hereof which expressly survive the termination of this Agreement. 22. Counterparts. This Agreement may be executed in one or more counterparts each counterpart of which shall constitute an executed agreement. 23. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State or Commonwealth where the Property is located, without reference to such State’s or Commonwealth’s conflicts of law principles. 24. Business Day; Time Zone. The term “Business Day” as used in this Agreement means any day other than Saturday or Sunday or legal holiday in the State of New York or the State or Commonwealth where the Property is located. References to any time in this Agreement means Eastern Standard Time, as such time may be adjusted to Eastern Daylight Time. 25. E-mail or PDF Signatures. To facilitate execution of this Agreement, the parties may deliver their respective signatures to this Agreement via electronic mail that includes a pdf signature or an electronic signature complying with the U.S. federal Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001, et seq., (ESIGN Act of 2000) (e.g., via www.docusign.com or other similar electronic signature transmission and confirmation method). Any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. None of the parties executing this Agreement shall raise the use of electronic methods as a means of signing this Agreement or the use of e-mail as a means of delivering a signature to this Agreement or any amendment hereto as a defense to the formation or enforceability of a contract, and each such party hereby forever waives any such defense. Delivery of the execution original to the Agreement or any e-mail signature or PDF thereof may be given on behalf of any party by the attorney of such party. 26. Disease Events. Notwithstanding anything to the contrary stated in this Agreement, the inability of Purchaser to access or of Owner to grant access to the Property due to a Disease Event (defined below) or a Deep Cleaning (defined below), in order to enable Purchaser to conduct its due diligence inspection of the Property in accordance with this Agreement shall not constitute a breach of this Agreement by Owner. As used in this Agreement, the term “Disease Event” means

10 a public health emergency due to an infectious disease outbreak (as declared by the Secretary of the Department of Health and Human Services of the United States of America) that results in a moratorium, directive, order, initiative, guidance or new law, rules or regulation of any governmental authority with jurisdiction over the Property and that directly results in (i) mandatory closure of the Property, (ii) mandatory restrictions on travel to the Property by Purchaser, Owner or their agents or representatives, or (iii) closure of applicable government offices without an alternative means of accessing necessary governmental records (including through electronic searches). As used in this Agreement, the term “Deep Cleaning” means a closure of the Property for the purpose of performing a deep cleaning in accordance with applicable laws or CDC guidelines due to a tenant or invitee of the Property testing positive for the infectious disease that is the subject of a Disease Event after having been present at the Property. [SIGNATURES FOLLOW]

S-1 IN WITNESS HEREOF, the parties have duly executed this Agreement as of the date first set forth above. OWNER: TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company By:/s/ Ryan Boan Name: Ryan Boan Title: Authorized Signer PURCHASER: CORE POWER ACQUISITIONS, LLC, a Delaware limited liability company By: Core Power, LLC, a Delaware limited liability company, its Managing Member By: Sterling Core Power, LLC, a Delaware limited liability company, its Manager By: /s/ Jordan Fried Name: Jordan Fried Title: Vice President

A-1 EXHIBIT A PROPERTY DESCRIPTION Bridgepointe Shopping Center - 3010 Bridgepointe Parkway, San Mateo, California 94404

B-1 EXHIBIT B SPECIFIC PROPERTY ACTIVITIES [omitted]

1 EXHIBIT C PROPERTY DOCUMENTS [omitted]

1 EXHIBIT L TENANT NOTICE LETTER ______________, 2024 TO: All Tenants at 3010 Bridgepointe Parkway, San Mateo, California 94404 (the “Property”) RE: Notification Regarding Change of Ownership This letter is to notify you as a Tenant at the referenced Property, that the Property has been sold by TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company (“Seller”), to _______________________ (“Purchaser”). As of the date hereof, your Lease has been assigned by Seller to Purchaser. From the date of this letter, any and all unpaid rent as well as all future rent, or any other amounts due under the terms of your Lease, shall be directed as follows: _________________________ _________________________ _________________________ _________________________ As part of the sale, all refundable tenant deposits, if any, actually held by Seller with respect to the Property have been transferred to, and Seller’s obligations with respect to such deposits have been assumed by, Purchaser as of the date of this letter. Any and all payments of rent (or other sums due under your Lease) hereafter paid to any party other than Purchaser shall not relieve you of the obligation of making said payment to Purchaser. To facilitate execution of this letter, Seller and Purchaser may execute and exchange by email, as a portable document format (.pdf) or other electronic imaging, counterparts of the signature pages, which shall be deemed original signatures for all purposes. [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK] [SIGNATURE FOLLOWS]

2 Purchaser: _____________________________, a ____________________________ By: _________________________________ Name: ______________________________ Title: _______________________________ Seller: TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company By: _________________________________ Name: ______________________________ Title: _______________________________

1 EXHIBIT M INTENTIONALLY OMITTED

1 EXHIBIT N INTENTIONALLY OMITTED

1 EXHIBIT O ASSIGNMENT OF PURCHASE AND SALE AGREEMENT THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT (this “Assignment”), is executed as of the ______ day of _________, 2024, by and between ____________________, a _______________________ (“Assignor”), and ____________________________, a _______________________ (“Assignee”) (Assignor and Assignee are sometimes referred to herein, collectively, as the “Parties”, or individually, as a “Party”). All initially capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (as such term is defined below). RECITALS: WHEREAS, Assignor and TREA 3010 Bridgepointe Parkway LLC, a Delaware limited liability company (“Seller”), have entered into that certain Purchase and Sale Agreement dated as of _____________________, 2024 (“Purchase Agreement”), for the sale of the property described in the Purchase Agreement (“Property”). WHEREAS, the Parties desire to enter into this Assignment to, among other things, evidence Assignor’s assignment of its right, title and interest in the Purchase Agreement to Assignee and to evidence Assignee’s assumption of Assignor’s obligations and liabilities under the Purchase Agreement. AGREEMENTS: NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: 1. Assignment of Purchase Agreement. Assignor hereby assigns and transfers to Assignee all of Assignor’s right, title, claim and interest in and to the Purchase Agreement, the Property, and all sums paid or deposited into escrow or to Seller by Assignor in connection with the Purchase Agreement. 2. Assumption. Assignee hereby acknowledges and agrees to all of the terms of the Purchase Agreement and accepts the foregoing assignment and assumes any and all obligations and liabilities of Assignor under the Purchase Agreement, in accordance with the terms thereof. Notices to Assignee as “Purchaser” under the Purchase Agreement shall be sent to Assignee at the address for Assignor set forth in Section 15.6 of the Purchase Agreement. 3. No Release. The assignment and assumption set forth in Sections 1 and 2 of this Assignment shall not release Assignor from the obligation of Assignor or Assignee to perform in accordance with the terms of the Purchase Agreement. Assignor acknowledges that, notwithstanding such assignment and assumption, Assignor shall remain primarily obligated under the Purchase Agreement, and Assignor and Assignee shall be co-obligors under the Purchase Agreement with joint and several liability for the performance of all obligations of Assignor set forth thereunder, including, without limitation, the indemnification obligations of Assignor set forth in the Purchase Agreement.

2 4. Representations and Warranties. Assignor and Assignee hereby represent and warrant to Seller that Assignee is an Affiliated Entity of Assignor and that each and every representation and warranty made by Assignor in the Purchase Agreement is true and correct with respect to Assignee as of the date of the Purchase Agreement and the Closing Date and such representations and warranties apply fully to this Assignment and shall survive the Closing and the delivery of the Deed. 5. Ratification of Purchase Agreement. Except as expressly modified under this Assignment, the Parties hereby ratify and affirm the terms and provisions of the Purchase Agreement in their entirety. 6. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State in which the Property is located without reference to such State’s conflicts of law principles. 7. Third Party Beneficiary. Assignor and Assignee acknowledge and agree that Seller is and is hereby made a third party beneficiary of this Assignment. 8. Counterparts. This Assignment may be executed in counterparts, each of which, when taken together, shall constitute fully executed originals of this Assignment. To facilitate execution of this Assignment, the Parties may exchange by electronic mail (e-mail), or portable document format (PDF) counterparts or other electronic imaging of the signature page, which shall be effective as original signature pages for all purposes. Delivery of the execution original to the Assignment or any e-mail signature or PDF thereof may be given on behalf of a Party by the attorney of such Party. [Signature Page Follows]

3 ASSIGNOR: ____________________________________ ____________________________________ By: _________________________________ Name: ______________________________ Title: _______________________________ ASSIGNEE: ____________________________________ ____________________________________ By: _________________________________ Name: ______________________________ Title: _______________________________

1 EXHIBIT P ASSIGNMENT AND ASSUMPTION OF OBLIGATIONS AND DEVELOPER’S RIGHTS THIS ASSIGNMENT AND ASSUMPTION OF OBLIGATIONS AND DEVELOPER’S RIGHTS (this “Assignment”) is made and entered into to be effective as of the _____ day of _______________, 2024 (the “Effective Date”), by TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company (“Assignor”), and ____________________, a ________________ (“Assignee”). RECITALS: NCC-Sand Hill II, a California general partnership (“Sand Hill”) was the original “Developer” under that certain Operation and Reciprocal Easement Agreement by and between Sand Hill and Dayton Hudson Corporation, a Minnesota corporation, as “Target”, recorded April 22, 1997 as Instrument No. 97-046728 in the Official Records of San Mateo County, California (the “Official Records”), as amended by that certain Exclusive Use Amendment to Operation and Reciprocal Easement Agreement recorded March 5, 1999 as Instrument No. 99-038659 in the Official Records, as further amended by that certain Exclusive Use Amendment to Operation and Reciprocal Easement Agreement recorded April 23, 1999 as Instrument No. 99-072214 Official Records, as assigned by that certain Assignment and Assumption of Operation and Reciprocal Easement Agreement recorded November 2, 2005 as Instrument No. 2005-192600 in the Official Records, as further amended by that certain Exclusive Use Amendment to Operation and Reciprocal Easement Agreement recorded November 14, 2017 as Instrument No. 2017-101134 in the Official Records, as further assigned by that certain Assignment and Assumption of Obligations and Developer’s Rights and Agreements Regarding Lot 5 recorded on November 14, 2017 as Instrument No. 2017-101136 in the Official Records, as amended by that certain Amendment to Assignment and Assumption of Obligations and Developer’s Rights and Agreements Regarding Lot 5 recorded on March 7, 2018 as Instrument No. 2018-016594 in the Official Records, and as amended by that certain Limited Use Waiver Affecting Real Estate recorded March 26, 2021 as Instrument No. 2021-049223 in the Official Records (as amended and assigned, the “REA”) affecting, among other property, those certain parcels of real property more particularly described on Exhibit A attached hereto and made a part hereof for all purposes (the “Property”). Pursuant to that certain Assignment and Assumption of Obligations and Developer’s Rights and Agreements Regarding Lot 5 by and between SPI Bridgepointe Partners, LP, a California limited partnership, RS Bridgepointe, LLC, a California limited liability company, DW 3254 Pierce, LP, a California limited partnership, and Assignor dated November 10, 2017 and recorded November 14, 2017 as Instrument Number 2017-101136 in the Official Records, Assignor acquired the interests of Developer under the REA. In connection with the proposed acquisition by Assignee of the Property from Assignor, Assignee has requested, and Assignor agrees and desires by this Assignment to assign, transfer and convey any and all of: (i) Assignor’s Obligations (as such term is defined in Section 12.1 of the REA) under the REA with respect to the Property first accruing from and after the Effective Date, and (ii) Assignor’s right, title and interest as the “Developer” under the REA.

2 AGREEMENTS: NOW, THEREFORE, in consideration of the sum of Ten Dollars in hand paid to Assignor by Assignee, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Assignor, and in compliance with Section 12.4 of the REA, Assignor hereby conveys, covenants and agrees as follows: 1. Assignment. Assignor hereby assigns, transfers and conveys to Assignee, all of (i) Assignor’s Obligations with respect to the Property first accruing from and after the Effective Date, and (ii) Assignor’s right, title and interest as “Developer” under the REA. This Assignment is intended by the parties to convey any and all legal and beneficial rights Assignor may now have or hereafter assert as Developer with respect to the REA, and to fully vest such rights in Assignee as its successor in interest. 2. Assumption. Except for any obligations or liabilities incurred prior to the Effective Date, Assignee hereby assumes all of (i) Assignor’s Obligations with respect to the Property, and (ii) the obligations and liabilities of Assignor as “Developer” under the REA. Assignee shall only be responsible for the due and faithful performance of Assignor’s Obligations under the REA with respect to the Property and of the Developer under the REA first accruing from and after the Effective Date. 3. Assignee Addresses for Notice. The addresses of Assignee for purposes of notices, demands and communications related to the REA shall be: ____________________ ____________________ ____________________ Attention: ___________ with a copy to: ____________________ ____________________ ____________________ Attention: ___________ 4. Counterparts. This Assignment may be executed and delivered in one or more identical counterparts, which when taken together, shall be fully effective as if all parties had signed one and the same original document. 5. Recitals. All of the definitions and terms contained in the recitals stated above in this Assignment are true and correct and are incorporated into the body of this Assignment by reference. 6. Covenants. Assignor represents, warrants and covenants that (a) Assignor has full power, right and authority to execute and deliver this Assignment, and (b) Assignor has not conveyed, transferred, or assigned the REA or any right or interest therein (including, without limitation, the rights of Developer) and has not executed any other document or instrument which

3 might prevent or limit Assignee from operating under the terms, conditions and provisions of this Assignment. IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed on the day and year first above written. [Signature Pages Follow.]

4 Assignor Signature Page to Assignment and Assumption of Obligations and Developer’s Rights ASSIGNOR: TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company By:_______________________________________ Name: ____________________________________ Title: _____________________________________ ACKNOWLEDGMENT A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. STATE OF __________ § § COUNTY OF ________ § On ___________, 2024, before me, ______________________________, personally appeared __________________________, _____________ of TREA 3010 Bridgepointe Parkway LLC, a Delaware limited liability company, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing is true and correct. Witness my hand and official seal. ______________________[Seal] Signature

5 Assignee Signature Page to Assignment and Assumption of Obligations and Developer’s Rights ASSIGNEE: ______________________________, a _____________________________ By:_______________________________________ Name: ____________________________________ Title: _____________________________________ ACKNOWLEDGMENT A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. STATE OF __________ § § COUNTY OF ________ § On ___________, 2024, before me, ______________________________, personally appeared __________________________, _____________ of ______________________________, a______________________________, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing is true and correct. Witness my hand and official seal. ______________________[Seal] Signature

6 EXHIBIT A Property THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN MATEO, IN THE COUNTY OF SAN MATEO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS: LOTS 6, 7, 8, 9, 11, 13, 14 & 15, AS SHOWN ON THAT CERTAIN MAP ENTITLED "BRIDGEPOINTE-SAN MATEO", FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN MATEO COUNTY, STATE OF CALIFORNIA, ON MARCH 17, 1997 IN BOOK 127 OF MAPS AT PAGE(S) 81-85.

1 EXHIBIT Q ESCROW AGREEMENT THIS ESCROW AGREEMENT (“Agreement”) is executed as of the ______ day of _____, 2024 (“Effective Date”), by and among TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company (“Seller”), _____________, a ________________ (“Purchaser”), and CHICAGO TITLE INSURANCE COMPANY (“Escrow Agent”). RECITALS: WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated _____, 2024 (the “Purchase Agreement”), and WHEREAS, the parties hereto desire to enter into a written escrow agreement. NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the parties hereto, hereby agree as follows: AGREEMENTS: 1. Recitals. The recitals set forth above are true and correct and are hereby incorporated in their entirety. 2. Defined Terms. Capitalized terms used but otherwise not defined herein shall have the meaning ascribed to such terms in the Purchase Agreement. 3. Deposit of Escrowed Funds. Simultaneously with the execution and delivery of this Agreement, Escrow Agent shall withhold _______________ Dollars ($__________.00) (the “Escrowed Funds”) from the Purchase Price, which shall be deposited with Escrow Agent and held, invested and disbursed in accordance with this Agreement. 4. Investment of Escrowed Funds. Escrow Agent shall invest the Escrowed Funds in Escrow Agent’s customary federally insured money market escrow account with Citibank, N.A. All interest or other income earned on the Escrowed Funds shall become part of the Escrowed Funds and disbursed to the party(ies) entitled to receive disbursements of the Escrowed Funds. 5. Disbursement of Escrowed Funds. The Escrowed Funds shall be disbursed as provided in this Section 5. Escrow Agent shall make monthly disbursements to Purchaser from the Escrow Funds on the first (1st) day of each calendar month after the date hereof in an amount equal to [$_______________] to pay for base rent and operating expenses under the Lease with [omitted] due for such month. Purchaser’s right to receive monthly disbursements of Escrow Funds shall continue until the earlier of (i) the date on which such [omitted] actually commences payment of contractual base rent and estimated operating expenses, or (ii) the full disbursement of the Escrowed Funds (prorated for any partial month). Any Escrowed Funds remaining on the Outside Date (after any required disbursements to Purchaser as above-described), shall be disbursed to

2 Seller, and Seller may submit a draw request to Escrow Agent with a copy to Purchaser with respect to any remaining Escrowed Funds. 6. Costs of Escrow. All costs and expenses of Escrow Agent shall be shared equally between Seller and Purchaser. 7. Occurrence of Disputes If at any time during the life of this escrow any reasonable uncertainty exists, or any dispute arises between the parties hereto or their respective successors or assigns, as to the disbursement by Escrow Agent of any of the funds deposited herewith or as to the ownership or right of possession thereof, or as to any matter pertaining to this escrow, Escrow Agent may hold and retain in its possession, without liability, any and all of the funds referred to in this Agreement until such uncertainty or dispute has been settled. In the event such uncertainty or dispute is not settled within one hundred twenty (120) days, Escrow Agent may, at its option, interplead or commence any similar action and deposit the funds with any court having jurisdiction in San Mateo County, California or any Federal District Court in the State of California, and thereupon Escrow Agent shall be relieved of all liability with respect thereof, and Escrow Agent may recover all of its court costs and reasonable attorneys’ fees. Seller or Purchaser, whichever loses such interpleader action, shall be solely obligated to pay such costs and fees of the Escrow Agent, as well as the reasonable attorneys’ fees of the prevailing party in accordance with the other provisions of this Agreement. 8. Liability of Escrow Agent. The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for actions or omissions taken or made by the Escrow Agent in bad faith in disregard of this Agreement or involving gross negligence or willful misconduct on the part of the Escrow Agent. 9. Notices. All notices required or permitted hereunder shall be in writing and shall be served on the parties at the addresses set forth below. Any such notices shall be either (i) sent by overnight delivery using a nationally recognized overnight courier, in which case notice shall be deemed delivered one (1) business day after deposit with such courier, (ii) sent by email, in which case notice shall be deemed delivered upon transmission of such email, or (iii) sent by personal delivery, in which case notice shall be deemed delivered upon receipt or refusal of delivery. A party’s address may be changed by written notice to the other party; provided, however, that no notice of a change of address shall be effective until actual receipt of such notice. Notices given by counsel to a party in accordance with the above shall be deemed given by such party: Escrow Agent: Chicago Title Insurance Company 711 Third Avenue, 8th Floor New York, New York 10017 Attention: Matthew Bliwise Email: matt.bliwise@ctt.com

3 Seller: [omitted] With copies to: [omitted] And [omitted] Purchaser: Core Power Acquisitions, LLC c/o The Sterling Organization, LLC 302 Datura Street, Suite 100 West Palm Beach, Florida 33401 Attention: Kubby Tischler Email: ktischler@sterlingorganization.com With a copy to: D&K Law, P.A. 302 Datura Street, Suite 300 West Palm Beach, Florida 33401 Attention: Caitlin F. Steiger, Eaq. Email: csteiger@diamondlawpa.com 10. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. 11. Holidays. If any day for performance of a party’s obligations hereunder falls on a Saturday, Sunday, or legal holiday, the day for performance of such obligation shall be extended to the next business day. For purposes of this Agreement, the term “business day” shall mean any day that is not a Saturday, Sunday, or other legal holiday (a legal holiday being any day on which the United States Postal Service does not deliver first class mail). 12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the California without regard to principles of conflicts of laws. 13. Modification or Waiver. This Agreement may not be changed, modified or supplemented, nor may any of the terms hereof be waived, except by an instrument in writing signed by the parties hereto. 14. Attorneys’ Fees. If, by reason of any default on the part of either party to this Agreement, it becomes necessary for the other party to employ an attorney, then and in such event the unsuccessful party shall pay to the prevailing party a reasonable attorneys’ fee and all reasonable costs and expenses necessarily expended or incurred by either party in connection with such default or action. 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one Agreement. To facilitate execution of this Agreement, the parties may execute and exchange by telephone facsimile, or by e-mail as a portable document format or other electronic

4 imaging, counterparts of the signature page, which shall be deemed original signatures for all purposes. [Signature Page Follows]

5 IN WITNESS WHEREOF, the parties have executed this Agreement as of the Agreement Effective Date. SELLER: TREA 3010 BRIDGEPOINTE PARKWAY LLC, a Delaware limited liability company By: _________________________________ Name: Ryan Boan Title: Authorized Signer PURCHASER: ______________________________________, a ____________________________________ By:____________________________________ Name:__________________________________ Title:___________________________________ ESCROW AGENT: CHICAGO TITLE INSURANCE COMPANY By: _______________________________________ Name: ____________________________________ Title: _____________________________________

6 EXHIBIT R REA ESTOPPEL CERTIFICATES ESTOPPEL CERTIFICATE Date: October [___], 2024 Core Power Bridgepointe, LLC, its successors and assigns (“Purchaser”) 302 Datura Street, Suite 100 West Palm Beach, FL 33401 John Hancock Life Insurance Company (U.S.A.), as collateral agent for itself and any noteholders (“Lender”) Real Estate Finance Group 197 Clarendon Street, C-02 Boston, MA 02116 Attention: Curtis Howe, Ref: 531788Re: Target Store T-1122 Reference is made to that certain Operation and Reciprocal Easement Agreement dated April 22, 1997 by and between Target Corporation t7k/a Dayton Hudson Corporation ("Target''), TREA 3010 Bridgepointe Parkway LLC ("Developer"), Realty Income Properties 23 LLC ("Toys Parcel Owner"), and Nazareth Ice Oasis San Mateo LLC (“Lot 5 Owner”) recorded as Instrument No. 97- 046728; as amended by that certain Exclusive Use Amendment to Operation and Reciprocal Easement Agreement dated February 23, 1999 by and between Target and Developer, recorded as Recorder's Serial No. 99038659; as further amended by that certain Exclusive Use Amendment to Operation and Reciprocal Easement Agreement dated April l, 1999 by and between Target and Developer, recorded as Recorder's Serial No. 99072214; as assigned by that certain Assignment and Assumption of Operation and Reciprocal Easement Agreement recorded November 2, 2005 as Instrument No. 2005-192600, as affected by that certain use waiver letter between Developer and Target dated May 15, 2017, as further amended by that certain Exclusive Use Amendment to Operation and Reciprocal Easement Agreement recorded on November 14, 2017 as Instrument No. 2017-101134, as further assigned by that certain Assignment and Assumption of Obligations and Developer’s Rights and Agreements Regarding Lot 5 recorded on November 14, 2017 as Instrument No. 2017-101136, as amended by that certain Amendment to Assignment and Assumption of Obligations and Developer’s Rights and Agreements Regarding Lot 5 recorded on March 7, 2018 as Instrument No. 2018-016594 in the Official Records of San Mateo County, California, and as affected by that certain Limited Use Waiver Affecting Real Estate recorded March 26, 2021 as Instrument No. 2021-049223 (all in the Official Records of Sao Mateo County, California) collectively, the "OEA"). As of the date hereof, Target, as a party to and in accordance with Article 22.4 of the OEA, hereby states, to the best of Target's knowledge, as follows: I. Target knows of no default by Developer or any other party under the OEA.

7 2. The OEA has not been assigned, modified or amended by Target, except as noted above; 3. The OEA is in full force and effect. The statements contained in this Estoppel Certificate are not affirmative representations, warranties, covenants, or waivers, and Target is not liable on account of any information provided notwithstanding the failure of Target, for any reason, to disclose or correct relevant information, but Target will be estopped from asserting any claim or defense against you to the extent (i) such claim or defense is based upon facts now known to Target that are contrary to the statements contained herein, (ii) you have acted in reasonable reliance upon such statements without knowledge of facts to the contrary, and (iii) you are a bona fide purchaser for value or encumbrancer for value of real property that is subject to the OEA. Notwithstanding anything contained in this Estoppel Certificate to the contrary, nothing contained herein may be construed as a waiver by Target of (and Target hereby expressly reserves): (a) any audit and/or adjustment rights in the OEA that have not expired as of the date of this Estoppel Certificate, or (b) any rights to challenge acts committed by Developer for which approval by Target was required but was not sought or obtained. TARGET CORPORATION [INSERT SIG BLOCK]

8 October [__] 2024 Core Power Bridgepointe, LLC, its successors and assigns (“Purchaser”) 302 Datura Street, Suite 100 West Palm Beach, FL 33401 John Hancock Life Insurance Company (U.S.A.), as collateral agent for itself and any noteholders (“Lender”) Real Estate Finance Group 197 Clarendon Street, C-02 Boston, MA 02116 Attention: Curtis Howe, Ref: 531788 RE: REA at Bridgepointe Shopping Center, San Mateo, California Ladies/Gentlemen: Reference is made to that certain agreement known as the Operation and Reciprocal Easement Agreement dated and recorded on April 22, 1997, document no. 97046728 (the "Original REA"), by and between Target Corporation f/k/a Dayton Hudson Corporation ("Target"), TREA 3010 Bridgepointe Parkway LLC ("Developer"), Realty Income Properties 23 LLC ("Toys Parcel Owner"), and Nazareth Ice Oasis San Mateo LLC (“Lot 5 Owner”). At the request of Developer, made in connection with its proposed sale to Purchaser, the undersigned Toys Parcel Owner hereby certifies to Purchaser and Lender, on the condition that the contemplated purchase is completed, the following: 1. That the REA is in full force and effect and has not been amended, modified, supplemented or superseded, except as indicated in Schedule A attached hereto and incorporated herein by reference. The documents listed on Schedule A and the Original REA are referred to herein as the “REA”. 2. Toys Parcel Owner confirms that, to its actual knowledge, there are no defaults now existing on the part of Developer or any other party to the REA under the REA, nor does Toys Parcel Owner know of any event which with notice or the passage of time, or both, would constitute a default under the REA, except as indicated in Schedule B attached hereto and incorporated herein by reference. 3. Toys Parcel Owner has not given any notice of default, or of any act or failure to act which, with the passage of time, would constitute a default, to Developer or any other party under the REA within the past thirty (30) days, except as indicated in Schedule B attached hereto and incorporated herein by reference.

9 4. Toys Parcel Owner is currently paying its monthly pro-rata share of Common Area Maintenance Cost, in the amount of $[_________], and no Common Area Maintenance Cost has been paid more than one (1) month in advance of accrual. Toys Parcel Owner has deposited with Developer 2024 CAM escrow payments in the amount of $[_______] (10 months x $[__________]). Upon Toys Parcel Owner’s receipt of the 2024 CAM Reconciliation, Toys Parcel Owner may be entitled to a credit against CAM escrow payments for 2024. 5. The address for notices to be sent to Toys Parcel Owner is: [___________________] [___________________] [___________________] with a copy, under separate cover, to: [___________________] [___________________] [___________________] 6. Nothing contained in this letter shall constitute a waiver or a release of Toys Parcel Owner’s rights and/or remedies with respect to any matters that may be disclosed pursuant to an audit, inspection or examination of the books and records of Developer (or those acting under the authority or the direction of Developer) as provided in the REA, including, without limitation, with respect to Real Estate Taxes, Common Area Maintenance Costs or Insurance; notwithstanding that the foregoing might arise subsequent to the date of this letter, and further notwithstanding that the exercise by Toys of any such rights and/or remedies may relate to matters preceding the date of this letter. 7. All defined terms used herein shall have the meanings ascribed to them in the REA, unless otherwise defined herein. The above certifications are made to you as required under the terms of the REA. Very truly yours, Toys Parcel Owner: Realty Income Properties 23 LLC [SIG BLOCK TO BE INSERTED]

10 SCHEDULE A 1. Assignment and Assumption of Operation and Reciprocal Easement Agreement, dated July 3, 1997, by and between NCC-Sand Hill II, Assignor, and TRU Properties, Inc., Assignee, recorded on July 3, 1997 as Instrument No. 97-080405. 2. Exclusive Use Amendment to Operation and Reciprocal Easement Agreement, Bridgepointe, San Mateo, CA, dated February 23, 1999, recorded March 5, 1999, Recorder's Serial No. 99038659. 3. Exclusive Use Amendment to Operation and Reciprocal Easement Agreement, Bridgepointe, San Mateo, CA, dated April 1, 1999, recorded April 23, 1999, Recorder's Serial No. 199072214. 4. Assignment and Assumption of Operation and Reciprocal Easement Agreement dated August 22, 1997, recorded November 2, 2005, document no. 2005-192600. 5. Consent Letter dated March 12, 2012 6. Exclusive Use Amendment to Operation and Reciprocal Easement Agreement recorded on November 14, 2017 as Instrument No. 2017-101134 7. Assignment and Assumption of Obligations and Developer’s Rights and Agreements Regarding Lot 5 recorded on November 14, 2017 as Instrument No. 2017-101136 8. Amendment to Assignment and Assumption of Obligations and Developer’s Rights and Agreements Regarding Lot 5 recorded on March 7, 2018 as Instrument No. 2018- 016594 9. Limited Use Waiver Affecting Real Estate recorded March 26, 2021 as Instrument No. 2021-049223

11 SCHEDULE B